                                                                    ATTACHMENT 5

                                Board of Governors of the Federal Reserve System OMB Number: 7100-0036

                                Federal Deposit Insurance Corporation
                                OMB Number: 3064-0052

                                Office of the Comptroller of the Currency
Federal Financial               OMB Number: 1557-0081
Institutions Examination
Council                         Expires March 31, 2001
--------------------------------------------------------------------------------
                                                                             /1/
                                Please refer to page i,
[LOGO APPEARS HERE]             Table of Contents, for
                                the required disclosure
                                of estimated burden.
--------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY AND TOTAL ASSETS
OF $100 MILLION OR MORE BUT LESS THAN $300 MILLION -- FFIEC 033

REPORT AT THE CLOSE OF BUSINESS MARCH 31, 1999          (19990331)
                                                        -----------
                                                        (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State member banks); 12 U.S.C. Section 1817 (State nonmember banks); and 12 U.S.C. Section 161 (National banks).

This report form is to be filed by banks with domestic offices only. Banks with foreign offices (as defined in the instructions) must file FFIEC 031.

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Foy B. Hester
  -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Foy B. Hester
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

4/29/99
--------------------------------------------------------------------------------
Date of Signature

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions.

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ "Signature"
--------------------------------------------------------------------------------
Director (Trustee)

/s/ "Signature"
--------------------------------------------------------------------------------
Director (Trustee)

/s/ "Signature"
--------------------------------------------------------------------------------
Director (Trustee)

--------------------------------------------------------------------------------
SUBMISSION OF REPORTS

Each bank must prepare its Reports of Condition and Income either:

(a) in electronic form and then file the computer data file directly with the banking agencies' collection agent, Electronic Data Systems Corporation
    (EDS), by modem or on computer diskette; or

(b) in hard-copy (paper) form and arrange for another party to convert the paper report to electronic form. That party (if other than EDS) must transmit the bank's computer data file to EDS.

For electronic filing assistance, contact EDS Call Report Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone (800) 255-1571.

To fulfill the signature and attestation requirement for the Reports of Condition and Income for this report date, attach this signature page (or a photocopy or a computer-generated version of this page) to the hard-copy record of the completed report that the bank places in its files.


FDIC Certificate Number        2  6  7  3  2
                           ---------------------
                                (RCRI 9050)

Bankers Trust Company of California, N.A.
------------------------------------------------
Legal Title of Bank (TEXT 9010)

300 South Grand Avenue
------------------------------------------------
City (TEXT 9130)

Los Angeles, CA  90071
------------------------------------------------
State Abbrev. (TEXT 9200)   ZIP Code (TEXT 8220)


  Board of Governors of the Federal Reserve System, Federal Deposit Insurance
            Corporation, Office of the Comptroller of the Currency.

                                                                       FFIEC 033
                                                                          Page i
                                                                             /2/

Consolidated Reports of Condition and Income for
A Bank With Domestic Offices Only and Total
Assets of $100 Million or More But Less Than $300 Million
--------------------------------------------------------------------------------

TABLE OF CONTENTS

SIGNATURE PAGE                                                             Cover

REPORT OF INCOME

Schedule RI--Income Statement........................................ RI-1, 2, 3

Schedule RI-A--Changes in Equity Capital.............................       RI-3

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases
  and Changes in Allowance for Credit Losses.........................    RI-4, 5

Schedule RI-E--Explanations..........................................     RI-5,6

DISCLOSURE OF ESTIMATED BURDEN

THE ESTIMATED AVERAGE BURDEN ASSOCIATED WITH THIS INFORMATION COLLECTION IS 34.1 HOURS PER RESPONDENT AND IS ESTIMATED TO VARY FROM 15 TO 400 HOURS PER RESPONSE, DEPENDING ON INDIVIDUAL CIRCUMSTANCES. BURDEN ESTIMATES INCLUDE THE TIME FOR REVIEWING INSTRUCTIONS, GATHERING AND MAINTAINING DATA IN THE REQUIRED FORM, AND COMPLETING THE INFORMATION COLLECTION, BUT EXCLUDE THE TIME FOR COMPILING AND MAINTAINING BUSINESS RECORDS IN THE NORMAL COURSE OF A RESPONDENT'S ACTIVITIES. A FEDERAL AGENCY MAY NOT CONDUCT OR SPONSOR, AND AN ORGANIZATION (OR A PERSON) IS NOT REQUIRED TO RESPOND TO A COLLECTION OF INFORMATION, UNLESS IT DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER. COMMENTS CONCERNING THE ACCURACY OF THIS BURDEN ESTIMATE AND SUGGESTIONS FOR REDUCING THIS BURDEN SHOULD BE DIRECTED TO THE OFFICE OF INFORMATION AND REGULATORY AFFAIRS, OFFICE OF MANAGEMENT AND BUDGET, WASHINGTON, D.C. 20503, AND TO ONE OF THE FOLLOWING:

SECRETARY
BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM
WASHINGTON, D.C. 20551

LEGISLATIVE AND REGULATORY ANALYSIS DIVISION
OFFICE OF THE COMPTROLLER OF THE CURRENCY
WASHINGTON, D.C. 20219

ASSISTANT EXECUTIVE SECRETARY
FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C. 20429

REPORT OF CONDITION

Schedule RC--Balance Sheet.......................................        RC-1, 2

Schedule RC-A--Cash and Balances Due From Depository
  Institutions...................................................           RC-3

Schedule RC-B--Securities........................................        RC-4, 5

Schedule RC-C--Loans and Lease Financing Receivables:
  Part I. Loans and Leases.......................................        RC-6, 7
  Part II. Loans to Small Businesses and Small Farms
   (to be completed for the June report only)....................      RC-7a, 7b

Schedule RC-E--Deposit Liabilities...............................        RC-8, 9

Schedule RC-F--Other Assets......................................          RC-10

Schedule RC-G--Other Liabilities.................................          RC-10

Schedule RC-K--Quarterly Averages................................          RC-11

Schedule RC-L--Off-Balance Sheet Items...........................  RC-12, 13, 14

Schedule RC-M--Memoranda.........................................      RC-14, 15

Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and
  Other Assets...................................................          RC-16

Schedule RC-O--Other Data for Deposit Insurance and FICO
  Assessments....................................................      RC-17, 18

Schedule RC-R--Regulatory Capital................................      RC-19, 20

Optional Narrative Statement Concerning the Amounts Reported
  in the Reports of Condition and Income.........................          RC-21

Special Report (TO BE COMPLETED BY ALL BANKS)

For information or assistance, national and state nonmember banks should contact the FDIC's Call Reports Analysis Section, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  Bankers Trust Company of California,            Call Date:  03/31/1999   FFIEC 023
                      National Association                                                     Page RI-1
Address:              300 South Grand Avenue                                 Printed 05/17/1999 at 11:58
City, State   Zip:    Los Angeles, CA  90071
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Consolidated Report of Income
for the period January 1, 1999-March 31, 1999

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                            ----------
                                                                                                            | I280  | (-
                                                                                                 ---------------------
                                                               Dollar Amounts in Thousands     | RIAD   Mil    Thou |
---------------------------------------------------------------------------------------------  | ------------------ |
                                                                                               |                    |
1. Interest income:                                                                            | ////////////////// |
   a. Interest and fee income on loans:(1)                                                     | ////////////////// |
          (1) Real estate loans .............................................................. | 4246             0 | 1.a.(1)
          (2) Installment loans .............................................................. | 4247             0 | 1.a.(2)
          (3) Credit cards and related plans ................................................. | 4248             0 | 1.a.(3)
          (4) Commercial (time and demand) and all other loans ............................... | 4249             0 | 1.a.(4)
   b. Income from lease financing receivables:                                                 | ////////////////// |
      (1) Taxable leases ..................................................................... | 4505             0 | 1.b.(1)
      (2) Tax-exempt leases .................................................................. | 4307             0 | 1.b.(2)
   c. Interest income on balances due from depository institutions(2): ....................... | 4115           439 | 1.c.
                                                                                               | ////////////////// |
   d. Interest and dividend income on securities:                                              | ////////////////// |
      (1) U.S. Treasury securities and U.S. Government agency obligations|                     |                    |
          (including mortgage-backed securities issued or guaranteed by FNMA, FHLMC,           |                    |
          or GNMA)............................................................................ | 4027             7 | 1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                  | ////////////////// |
          (a) Taxable securities ............................................................. | 4506             0 | 1.d.(2)(a)
          (b) Tax-exempt securities .......................................................... | 4507             0 | 1.d.(2)(b)
      (3) Other domestic debt securities (including mortgage-backed securities not issued or   |                    |
          guaranteed by FNMA, FHLMC, or GNMA)................................................. | 3657           897 | 1.d.(3)
      (4) Foreign debt securities ............................................................ | 3658             0 | 1.d.(4)
      (5) Equity securities (including investments in mutual funds) .......................... | 3659            45 | 1.d.(5)
   e. Interest income from trading assets .................................................... | 4069             0 | 1.e.
   f. Interest income on federal funds sold and securities purchased under agreements to       |                    |
      resell ................................................................................. | 4020             0 | 1.f.
   g. Total interest income (sum of items 1.a through 1.f) ................................... | 4107         1,388 | 1.g.
                                                                                                ----------------------

____________
(1) See instructions for loan classifications used in this schedule.
(2) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  Bankers Trust Company of California, N.A.              Call Date:   7/30/99  FFIEC 033
Address:              300 South Grand Avenue                                                       Page RI-2
City, State   Zip:    Los Angeles, CA 90071                                      Printed 05/17/1999 at 11:44
FDIC Certificate No.: |2|6|7|3|2|
                      ----------

Schedule RI--Continued

                                                                             ----------------
                                                                             | Year-to-date |
                                                                             ----------------
                                                 Dollar Amounts in Thousands |RIAD  Mil Thou|
----------------------------------------------------------------------------- --------------
 2. Interest expense:                                                        |                |
    a. Interest on deposits:                                                 | ////////////// |
           (1) Transaction accounts (NOW accounts, ATS accounts, and         | ////////////// |
               telephone and preauthorized transfer accounts) .............. | 4508         0 |  2.a.(1)
           (2) Nontransaction accounts:                                      | ////////////// |
               (a) Money market deposit accounts (MMDAs) ................... | 4509         0 |  2.a.(2)(a)
               (b) Other savings deposits .................................. | 4511         0 |  2.a.(2)(b)
               (c) Time deposits of $100,000 or more ....................... | A517         0 |  2.a.(2)(c)
               (d) Time deposits of less than $100,000...................... | A518         0 |  2.a.(2)(d)
    b. Expense of federal funds purchased and securities sold under          | ////////////// |
       agreements to repurchase ............................................ | 4180         0 |  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading         | ////////////// |
       liabilities, and other borrowed money ............................... | 4185         0 |  2.c.
    d. Not applicable                                                        | ////////////// |
    e. Interest on subordinated notes and debentures ....................... | 4200         0 |  2.e.
    f. Total interest expense (sum of items 2.a through 2.e) ............... | 4073         0 |  2.f.
                                                                             | ////////////// |---------------------------
 3. Net interest income (item 1.g minus 2.f) ............................... | ////////////// | RIAD 4074 |        1,388 |  3.
                                                                             | ////////////// |---------------------------
 4. Provisions:                                                              | ////////////// |
                                                                             | ////////////// |---------------------------
    a. Provision for credit losses ......................................... | ////////////// | RIAD 4230 |            0 |  4.a.
    b. Provision for allocated transfer risk ............................... | ////////////// | RIAD 4243 |            0 |  4.b.
                                                                                               ---------------------------
 5. Noninterest income:                                                      | ////////////// |
    a. Income from fiduciary activities .................................... | 4070    13,036 |  5.a.
    b. Service charges on deposit accounts ................................. | 4080         0 |  5.b.
    c. Trading revenue (must equal Schedule RI, sum of Memorandum            | ////////////// |
       items 8.a through 8.d)............................................... | A220         0 |  5.c.
    d.-e. Not applicable                                                     | ////////////// |
    f. Other noninterest income:                                             | ////////////// |
       (1) Other fee income ................................................ | 5407     1,513 |  5.f.(1)
       (2) All other noninterest income* ................................... | 5408         0 |  5.f.(2)
                                                                             | ////////////// |---------------------------
    g. Total noninterest income (sum of items 5.a through 5.f) ............. | ////////////// | RIAD 4079 |       14,549 |  5.g.
 6. a. Realized gains (losses) on held-to-maturity securities .............. | ////////////// | RIAD 3521 |            0 |  6.a.
    b. Realized gains (losses) on available-for-sale securities ............ | ////////////// | RIAD 3196 |            0 |  6.b.
                                                                             | ////////////// |---------------------------
 7. Noninterest expense:                                                     | ////////////// |
    a. Salaries and employee benefits ...................................... | 4135     4,146 |  7.a.
    b. Expenses of premises and fixed assets (net of rental income)          | ////////////// |
       (excluding salaries and employee benefits and mortgage interest) .... | 4217     1,199 |  7.b.
    c. Other noninterest expense* .......................................... | 4092     5,800 |  7.c.
                                                                             | ////////////// |---------------------------
    d. Total noninterest expense (sum of items 7.a through 7.c) ............ | ////////////// | RIAD 4093 |       11,145 |  7.d.
                                                                             | ////////////// |---------------------------
 8. Income (loss) before income taxes and extraordinary items and other      | ////////////// |
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d)| ////////////// | RIAD 4301 |        4,972 |  8.
 9. Applicable income taxes (on item 8) .................................... | ////////////// | RIAD 4302 |        1,679 |  9.
                                                                             | ////////////// |
10. Income (loss) before extraordinary items and other adjustments           | ////////////// |
    (item 8 minus 9) ....................................................... | ////////////// | RIAD 4300 |        3,113 | 10.
11. Extraordinary items and other adjustments, net of income taxes* ........ | ////////////// | RIAD 4320 |            0 | 11.
12. Net income (loss) (sum of items 10 and 11) ............................. | ////////////// | RIAD 4340 |        3,113 | 12.
                                                                             ---------------------------------------------

-----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Bankers Trust Company of California, National Association           Call Date:  03/31/1999  FFIEC 333
Address:              300 South Grand Avenue                                                                      Page RI-2
City, State   Zip:    Los Angeles, CA 90071                                                     Printed 03/17/1999 at 11:58
FDIC Certificate No.: |2|6|7|3|2|
                      ----------

Schedule RI--Continued

                                                                                                                  ----------
                                                                                                                  |  I281  |<-
                                                                                                            ----------------
Memoranda                                                                                                   | Year-to-date |
                                                                                                      ------ --------------
                                                                          Dollar Amounts in Thousands | RIAD      Mil Thou |
------------------------------------------------------------------------------------------------------ --------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        | ////////////////// |
    August 7, 1986, that is not deductible for federal income tax purposes .......................... | 4513             0 | M.1.
 2. Income from the sale and servicing of mutual funds and annuities                                  | ////////////////// |
    (included in Schedule RI, item 8) ............................................................... | 8431             0 | M.2.
 3. Not applicable .................................................................................. | /////       Number |
 4. Number of full-time equivalent employees at end of current period (round to nearest whole number) | 4150           259 | M.4.
 5. Interest and fee income on tax-exempt obligations (other than securities and leases) of states    | ///////////////////|
    and political subdivisions in the U.S. (reportable in Schedule RC-C, part I, item 8) included in  |////////// Mil Thou |
    Schedule RI, item 1.a above...................................................................... | 4504             0 | M.5.
 6. To be completed by banks with loans to finance agricultural production and other loans to         | ////////////////// |
    farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.                    |////////////////////|
    Interest and fee income on agricultural loans included in item 1.a. above........................ | 4251           N/A | M.6.
                                                                                              ---------                    |
 7. If the reporting bank has restated its balance sheet as a result of applying push down     RIAD        CC     YY MM DD |
    accounting this calendar year, report the date of the bank's acquisition(1)............... 9106        00     00 00 00 | M.7.
                                                                                              --------- ////////////////// |
 8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)              | ////////////////// |
    (sum of Memorandum items 8.a through 8.d must equal Schedule RI item 5.c):                        | ////      Mil Thou |
    a. Interest rate exposures....................................................................... | 8757             0 | M.8.a.
    b. Foreign exchange exposures.................................................................... | 8758             0 | M.8.b.
    c. Equity security and index exposures........................................................... | 8759             0 | M.8.c.
    d. Commodity and other exposures................................................................. | 8760             0 | M.8.d.
 9. Impact on income of off-balance sheet derivatives held for purposes other than trading:           | ////////////////// |
    a. Net increase (decrease) to interest income.................................................... | 8761             0 | M.9.a.
    b. Net (increase) decrease to interest expense................................................... | 8762             0 | M.9.b.
    c. Other (noninterest) allocations............................................................... | 8763             0 | M.9.c.
                                                                                                      ----------------------

10. Not applicable                                                                                               YES    NO
11. Does the reporting bank have a Subchapter S election in effect for federal income tax             ----------------------
    purposes for the current tax year?............................................................... | A530|        |   X | M.11.
                                                                                                      |--------------------|
                                                                                                      | ////|     Mil  Thou|
12. Deferred portion of total applicable income taxes included in Schedule RI,                        |--------------------|
    items 9 and 11 (to be reported with the December Report of Income)............................... |4772             N/A| M.12.
                                                                                                      ----------------------

____________
(1) For example, a bank acquired on June 1, 1997, would report 19970601.


Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.

                                                                                                               ----------
                                                                                                               |  I283  | (-
                                                                                                      --------- --------
                                                                          Dollar Amounts in Thousands | RIAD   Mil Thou |
------------------------------------------------------------------------------------------------------ -----------------
 1. Total equity capital originally reported in the December 31, 1998, Reports of Condition           | /////////////// |
    and Income ...................................................................................... | 3215    123,054 |  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................. | 3216          0 |  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ............................ | 3217    123,054 |  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................. | 4340      3,113 |  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................. | 4346          0 |  5.
 6. Changes incident to business combinations, net .................................................. | 4356          0 |  6.
 7. LESS: Cash dividends declared on preferred stock ................................................ | 4470          0 |  7.
 8. LESS: Cash dividends declared on common stock ................................................... | 4460          0 |  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         | /////////////// |
    for this schedule) .............................................................................. | 4411          0 |  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  | 4412          0 | 10.
11. a. Change in net unrealized holding gains (losses) on available-for-sale securities ............. | 8433        125 | 11.a.
    b. Change in accumulated net gains (losses) on cash flow hedges ................................. | 4574          0 | 11.b.
12. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) ........ | 4415          0 | 12.
13. Total equity capital end of current period (sum of items 3 through 12) (must equal                | /////////////// |
    Schedule RC, item 28)............................................................................ | 3210    126,292 | 13.
                                                                                                      -------------------

____________
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  Bankers Trust Company of California, National Association          Call Date:  03/31/1999  FFIEC 033
Address:              300 South Grand Avenue                                                                     Page RI-4
City, State   Zip:    Los Angeles, CA 90071                                                    Printed 05/17/1999 at 11:24
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RI-B--Charge-offs and Recoveries on Loans and Leases and Changes in
               Allowance for Credit Losses

Part I. Charge-offs and Recoveries on Loans and Leases(1)

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               ----------
                                                                                                               |  I286  | (-
                                                                              --------------------------------- --------
                                                                              |      (Column A)    |     (Column B)     |
                                                                              |     Charge-offs    |     Recoveries     |
                                                                               -------------------- --------------------
                                                                              |         Calendar year-to-date           |
                                                                               -----------------------------------------
                                                  Dollar Amounts in Thousands | RIAD      Mil Thou | RIAD      Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
1. Real estate loans......................................................... | 4256             0 | 4257             0 | 1.
2. Installment loans......................................................... | 4258             0 | 4259             0 | 2.
3. Credit cards and related plans............................................ | 4262             0 | 4263             0 | 3.
4. Commercial (time and demand) and all other loans.......................... | 4264             0 | 4265             0 | 4.
5. Lease financing receivables............................................... | 4266             0 | 4267             0 | 5.
6. Total (sum of items 1 through 5).......................................... | 4635             0 | 4605             0 | 6.
                                                                              -------------------------------------------


Memoranda                                                                      ------------------------------------------
                                                  Dollar Amounts in Thousands | RIAD      Mil Thou | RIAD      Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
1. Loans to foreign governments and official institutions included in part I, | ////////////////// | ////////////////// |
   items 1 through 4 above................................................... | 4643             0 | 4627             0 | M.1.
2. To be completed by banks with loans to finance agricultural production     | ////////////////// | ////////////////// |
   and other loans to farmers (Schedule RC-C, part I, item 3) exceeding five  | ////////////////// | ////////////////// |
   percent of total loans.                                                    | ////////////////// | ////////////////// |
   Agricultural loans included in part I, items 1 through 4 above ........... | 4268           N/A | 4269           N/A | M.2.
3. Not applicable                                                             | ////////////////// | ////////////////// |
4. Loans to finance commercial real estate, construction, and land            | ////////////////// | ////////////////// |
   development activities (not secured by real estate) included in            | ////////////////// | ////////////////// |
   Schedule RI-B, part I, items 2 through 4, above........................... | 5443             0 | 5444             0 | M.4.
5. Real estate loans (sum of Memorandum items 5.a through 5.e must equal      | ////////////////// | ////////////////// |
   Schedule RI-B, part I, item 1, above):                                     | ////////////////// | ////////////////// |
   a. Construction and land development...................................... | 5445             0 | 5446             0 | M.5.a.
   b. Secured by farmland.................................................... | 5447             0 | 5448             0 | M.5.b.
   c. Secured by 1-4 family residential properties:                           | ////////////////// | ////////////////// |
      (1) Revolving, open-end loans secured by 1-4 family residential         | ////////////////// | ////////////////// |
          properties and extended under lines of credit...................... | 5449             0 | 5450             0 | M.5.c.(1)
      (2) All other loans secured by 1-4 family residential properties....... | 5451             0 | 5452             0 | M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties.............. | 5453             0 | 5454             0 | M.5.d.
   e. Secured by nonfarm nonresidential properties........................... | 5455             0 | 5456             0 | M.5.e.
                                                                              -------------------------------------------

------------
(1) See instructions for loan classifications used in this schedule.

Legal Title of Bank:  Bankers Trust Company of California, National Association         Call Date:  03/31/1999    FFIEC 033
Address:              300 South Grand Avenue                                                                      Page RI-5
City, State   Zip:    Los Angeles, CA 90071                                                     Printed 05/17/1999 at 11:33
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RI-B--Continued

Part II. Changes in Allowance for Credit Losses

                                                                                                   ------------------
                                                                       Dollar Amounts in Thousands | RIAD  Mil Thou |
--------------------------------------------------------------------------------------------------- ----------------
1. Balance originally reported in the December 31, 1998, Reports of Condition and Income.......... | 3124         0 | 1.
2. Recoveries (must equal or exceed part I, item 6, column B above)............................... | 2419         0 | 2.
3. LESS: Charge-offs (must equal or exceed part I, item 6, column A above)........................ | 2432         0 | 3.
4. Provision for credit losses (must equal Schedule RI, item 4.a)................................. | 4230         0 | 4.
5. Adjustments* (see instructions for this schedule).............................................. | 4815         0 | 5.
6. Balance end of current period (sum of items 1 through 5) (must equal or exceed Schedule RC,     | ////////////// |
   item 4.b)...................................................................................... | A512         0 | 6.
                                                                                                    ----------------

____________
*Describe on Schedule RI-E--Explanations.



Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                              ----------
                                                                                                              |  I295  | (-
                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD      Mil Thou |
-------------------------------------------------------------------------------------------------- --------------------
 1. All other noninterest income (from Schedule RI, item 5.f.(2))                                 | ////////////////// |
    Report amounts that exceed 10% of Schedule RI, item 5.f.(2):                                  | ////////////////// |
    a. Net gains (losses) on other real estate owned ............................................ | 5415             0 | 1.a.
    b. Net gains (losses) on sales of loans ..................................................... | 5416             0 | 1.b.
    c. Net gains (losses) on sales of premises and fixed assets ................................. | 5417             0 | 1.c.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 5.f.(2):                                                                    | ////////////////// |
       -------------
    d. | TEXT 4461 |                                                                              | 4461               | 1.d.
        ----------- ------------------------------------------------------------------------------
    e. | TEXT 4462 |                                                                              | 4462               | 1.e.
        ----------- ------------------------------------------------------------------------------
    f. | TEXT 4463 |                                                                              | 4463               | 1.f.
       -------------------------------------------------------------------------------------------
 2. Other noninterest expense (from Schedule RI, item 7.c):                                       | ////////////////// |
    a. Amortization expense of intangible assets ................................................ | 4531           883 | 2.a.
    Report amounts that exceed 10% of Schedule RI, item 7.c:                                      | ////////////////// |
    b. Net (gains) losses on other real estate owned ............................................ | 5418             0 | 2.b.
    c. Net (gains) losses on sales of loans ..................................................... | 5419             0 | 2.c.
    d. Net (gains) losses on sales of premises and fixed assets ................................. | 5420             0 | 2.d.
    Itemize and describe the three largest other amounts that exceed 10% of                       | ////////////////// |
    Schedule RI, item 7.c:                                                                        | ////////////////// |
       -------------                                                                              | ////////////////// |
    e. | TEXT 4464 | Intercompany Non Interest Expense                                            | 4464         3,077 | 2.e.
        ----------- ------------------------------------------------------------------------------
    f. | TEXT 4467 |                                                                              | 4467               | 2.f.
        ----------- ------------------------------------------------------------------------------
    g. | TEXT 4468 |                                                                              | 4468               | 2.g.
       -----------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Bankers Trust Company of California, National Association           Call Date:  03/31/1999  FFIEC 033
Address:              300 South Grand Avenue                                                                      Page RI-6
City, State   Zip:    Los Angeles, CA 90071                                                     Printed 05/17/1999 at 11:30
FDIC Certificate No.: |2|6|7|3|2|
                     -----------

Schedule RI-E--Continued

                                                                                                        ------ --------
                                                                                                        | Year-to-date |
                                                                                                  ------ --------------
                                                                      Dollar Amounts in Thousands | RIAD      Mil Thou |
-------------------------------------------------------------------------------------------------- --------------------
 3. Extraordinary items and other adjustments and applicable income tax effect (from Schedule RI, | ////////////////// |
    item 11) (itemize and describe all extraordinary items and other adjustments):                | ////////////////// |
           -------------
    a. (1) | TEXT 6373 |  Effect of adopting FAS 133, "Accounting for Deriva                      | 6373             0 | 3.a.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4486 |             0 | ////////////////// | 3.a.(2)
           -------------                                              ----------------------------
    b. (1) | TEXT 4487 |                                                                          | 4487               | 3.b.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4488 |               | ////////////////// | 3.b.(2)
           -------------                                              ----------------------------
    c. (1) | TEXT 4489 |                                                                          | 4489               | 3.c.(1)
           ---------------------------------------------------------------------------------------
       (2) Applicable income tax effect                               | RIAD 4491 |               | ////////////////// | 3.c.(2)
                                                                      ----------------------------
 4. Equity capital adjustments from amended Reports of Income (from Schedule RI-A,                | ////////////////// |
    item 2) (itemize and describe all adjustments):                                               | ////////////////// |
       -------------
    a. | TEXT 4492 |                                                                              | 4492               | 4.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4493 |                                                                              | 4493               | 4.b.
       -------------------------------------------------------------------------------------------
 5. Cumulative effect of changes in accounting principles from prior years (from                  | ////////////////// |
    Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):           | ////////////////// |
       -------------
    a. | TEXT 4494 |                                                                              | 4494               | 5.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4495 |                                                                              | 4495               | 5.b.
       -------------------------------------------------------------------------------------------
 6. Corrections of material accounting errors from prior years (from Schedule RI-A,               | ////////////////// |
    item 10) (itemize and describe all corrections):                                              | ////////////////// |
       -------------
    a. | TEXT 4496 |                                                                              | 4496               | 6.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4497 |                                                                              | 4497               | 6.b.
       -------------------------------------------------------------------------------------------
 7. Other transactions with parent holding company (from Schedule RI-A, item 12)                  | ////////////////// |
    (itemize and describe all such transactions):                                                 | ////////////////// |
       -------------                                                                              | ////////////////// |
    a. | TEXT 4498 |                                                                              | 4498               | 7.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4499 |                                                                              | 4499               | 7.b.
       -------------------------------------------------------------------------------------------
 8. Adjustments to allowance for credit losses (from Schedule RI-B, part II,                      | ////////////////// |
    item 5) (itemize and describe all adjustments):                                               | ////////////////// |
       -------------                                                                              | ////////////////// |
    a. | TEXT 4521 |                                                                              | 4521               | 8.a.
        ----------- ------------------------------------------------------------------------------
    b. | TEXT 4522 |                                                                              | 4522               | 8.b.
       ------------------------------------------------------------------------------------------- ---------------------
 9. Other explanations (the space below is provided for the bank to briefly describe,             | I298    |    I299  | (-
                                                                                                  ----------------------
    at its option, any other significant items affecting the Report of Income):
               ---
    No comment |X| (RIAD 4769)
               ---
    Other explanations (please type or print clearly):
    (TEXT 4769)

Legal Title of Bank:  Bankers Trust Company of California, N.A.             Call Date:   03/31/99                 FFIEC 033
Address:              300 South Grand Avenue                                                                      Page RC-7
City, State   Zip:    Los Angeles, CA 90071                                                     Printed 05/17/1999 at 11:58
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for March 31, 1999

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                             ----------
                                                                                                             |  C200  | (-
                                                                                                 ------------ --------

                                                                     Dollar Amounts in Thousands | RCON      Mil Thou |
------------------------------------------------------------------------------------------------- --------------------
ASSETS                                                                                           | ////////////////// |
 1. Cash and balances due from depository institutions (from Schedule RC-A):                     | ////////////////// |
    a. Noninterest-bearing balances and currency and coin(1) ................................... | 0081         1,273 |  1.a.
    b. Interest-bearing balances(2) ............................................................ | 0071        41,000 |  1.b.
 2. Securities:                                                                                  | ////////////////// |
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................. | 1754             0 |  2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ............................ | 1773        70,220 |  2.b.
 3. Federal funds sold and securities purchased under agreements to resell...................... | 1350             0 |  3.
 4. Loans and lease financing receivables:                           ----------------------------| ////////////////// |
    a. Loans and leases, net of unearned income (from Schedule RC-C) | RCON 2122 |             0 | ////////////////// |  4.a.
    b. LESS: Allowance for loan and lease losses ................... | RCON 3123 |             0 | ////////////////// |  4.b.
    c. LESS: Allocated transfer risk reserve ....................... | RCON 3128 |             0 | ////////////////// |  4.c.
                                                                     ----------------------------
    d. Loans and leases, net of unearned income,                                                 | ////////////////// |
       allowance, and reserve (item 4.a minus 4.b and 4.c) ..................................... | 2125             0 |  4.d.
 5. Trading assets.............................................................................. | 3545             0 |  5.
 6. Premises and fixed assets (including capitalized leases) ................................... | 2145         3,145 |  6.
 7. Other real estate owned (from Schedule RC-M) ............................................... | 2150             0 |  7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ... | 2130             0 |  8.
 9. Customers' liability to this bank on acceptances outstanding ............................... | 2155             0 |  9.
10. Intangible assets (from Schedule RC-M) ..................................................... | 2143        16,533 | 10.
11. Other assets (from Schedule RC-F) .......................................................... | 2160         5,358 | 11.
12. Total assets (sum of items 1 through 11) ................................................... | 2170       137,329 | 12.
                                                                                                 ----------------------

____________
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:  Bankers Trust Company of California, N.A.                             Call Date:   7/30/99  FFIEC 033
Address:              300 South Grand Avenue                                                                      Page RC-1
City, State   Zip:    Los Angeles, CA 90071                                                     Printed 05/17/1999 at 11:55
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC--Continued

                                                                                               ----------------------
                                                                   Dollar Amounts in Thousands | RCON      Mil Thou |
----------------------------------------------------------------------------------------------- --------------------
LIABILITIES                                                                                    | ////////////////// |
13. Deposits:                                                                                  | ////////////////// |
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,)............. | 2200             0 | 13.a.
                                                                   ----------------------------
       (1) Noninterest-bearing(1) ................................ | RCON 6631               0 | ////////////////// | 13.a.(1)
       (2) Interest-bearing ...................................... | RCON 6636               0 | ////////////////// | 13.a.(2)
                                                                   ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs.......................... | ////////////////// |
       (1) Noninterest-bearing ............................................................... | ////////////////// |
       (2) Interest-bearing .................................................................. | ////////////////// |
14. Federal funds purchased and securities sold under agreements to repurchase ..............  | 2800             0 | 14.
15. a. Demand notes issued to the U.S. Treasury .............................................. | 2840             0 | 15.a.
    b. Trading liabilities ................................................................... | 3548             0 | 15.b.
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized     | ////////////////// |
    leases):                                                                                   |////////////////////|
    a. With a remaining maturity of one year or less.......................................... | 2332             0 | 16.a.
    b. With a remaining maturity of more than one year through three years.................... | A547             0 | 16.b.
    c. With a remaining maturity of more than three years..................................... | A548             0 | 16.b.
17. Not applicable                                                                             | ////////////////// |
18. Bank's liability on acceptances executed and outstanding ................................. | 2920             0 | 18.
19. Subordinated notes and debentures(2)...................................................... | 3200             0 | 19.
20. Other liabilities (from Schedule RC-G) ................................................... | 2930        10,574 | 20.
21. Total liabilities (sum of items 13 through 20) ........................................... | 2948        10,574 | 21.
22. Not applicable                                                                             | ////////////////// |
EQUITY CAPITAL                                                                                 | ////////////////// |
23. Perpetual preferred stock and related surplus ............................................ | 3838             0 | 23.
24. Common stock ............................................................................. | 3230        50,000 | 24.
25. Surplus (exclude all surplus related to preferred stock).................................. | 3839        50,000 | 25.
26. a. Undivided profits and capital reserves ................................................ | 3632        54,274 | 26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................ | 8434            47 | 26.b.
    c. Accumulated net gains (losses) on cash flow hedges .................................... | 4336             0 | 26.c.
27. Cumulative foreign currency translation adjustments ...................................... |////////////////////|
28. Total equity capital (sum of items 23 through 27) ........................................ | 3210       154,321 | 28.
29. Total liabilities and equity capital (sum of items 21 and 28)............................. | 3300       164,895 | 29.
                                                                                               ----------------------


Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the statement below that                                         Number
    best describes the most comprehensive level of auditing work performed                                ----------------
    for the bank by independent external auditors as of any date during 1998 ...........................  | RCON 6724   2 | M.1.
                                                                                                          -----------------

1 = Independent audit of the bank conducted in accordance        4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified        external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank        authority)
2 = Independent audit of the bank's parent holding company       5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing         auditors
    standards by a certified public accounting firm which        6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company             auditors
    (but not on the bank separately)                             7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in accordance   8 = No external audit work
    with generally accepted auditing standards by a certified
    public accounting firm (may be required by state
    chartering authority)
------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.

Legal Title of Bank:  Bankers Trust Company of California, N.A.                             Call Date:   3/31/99  FFIEC 022
Address:              300 South Grand Avenue                                                                      Page RC-3
City, State   Zip:    Los Angeles, CA 90071                                                      Printed 5/17/1999 at 11:54
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                         ----------
                                                                                         |  C205  | (-
                                                                             ----------------------
                                                 Dollar Amounts in Thousands | RCON      Mil Thou |
----------------------------------------------------------------------------- --------------------
1. Cash items in process of collection, unposted debits, and currency and    | ////////////////// |
   coin:                                                                     | 0020             0 |
   a. Cash items in process of collection and unposted debits .............. | 0080             0 | 1.a.
   b. Currency and coin .................................................... | ////////////////// | 1.b.
2. Balances due from depository institutions in the U.S:                     | ////////////////// |
   a. U.S. branches and agencies of foreign banks .......................... | 0083             0 | 2.a.
   b. Other commercial banks in the U.S. and other depository institutions   | ////////////////// |
      in the U.S............................................................ | 0085           831 | 2.b.
3. Balances due from banks in foreign countries and foreign central banks:   | ////////////////// |
   a. Foreign branches of other U.S. banks ................................. | 0073        41,315 | 3.a.
   b. Other banks in foreign countries and foreign central banks ........... | 0074             0 | 3.b.
4. Balances due from Federal Reserve Banks ................................. | 0090           127 | 4.
5. Total (sum of items 1 through 4) must equal                               | ////////////////// |
   Schedule RC, sum of items 1.a and 1.b) .................................. | 0010        42,273 | 5.
                                                                             ----------------------

                                                                                                  ----------------
Memorandum                                                      Dollar Amounts in Thousands        RCON  Mil  Thou
-------------------------------------------------------------------------------------------------- ---------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in items 2.a      | ///////////// |
   and 2.b above) ............................................................................... | 0050      831 | M.1.
                                                                                                  -----------------

Legal Title of Bank:  Bankers Trust Company of California, N.A.                                  Call Date:   3/31/99   FFIEC 033
Address:              300 South Grand Avenue                                                                            Page RC-4
City, State   Zip:    Los Angeles, CA  90071                                                          Printed 05/17/1999 at 11:54
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-B--Securities

Exclude assets held for trading.

                                                                                                                 ----------
                                                                                                                 |  C205  | <-
                                      --------------------------------------------------------------------------- --------
                                      |             Held-to-maturity            |            Available-for-sale           |
                                       ----------------------------------------- -----------------------------------------
                                      |     (Column A)     |     (Column B)     |     (Column C)     |     (Column D)     |
                                      |   Amortized Cost   |     Fair Value     |   Amortized Cost   |    Fair Value(1)   |
                                       -------------------- -------------------- -------------------- --------------------
          Dollar Amounts in Thousands | RCON   Mil    Thou | RCON   Mil    Thou | RCON    Mil   Thou | RCON    Mil   Thou |
-------------------------------------- -------------------- -------------------- -------------------- --------------------
1. U.S. Treasury securities ......... | 0211             0 | 0213             0 | 1296           580 | 1297           579 | 1.
2. U.S. Government agency             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   obligations                        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (exclude mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities):                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Issued by U.S. Govern-          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      ment agencies(2) .............. | 1299             0 | 1290             0 | 1291             0 | 1293             0 | 2.a.
   b. Issued by U.S.                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      Government-sponsored            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      agencies(3) ................... | 1294             0 | 1295             0 | 1297             0 | 1299             0 | 2.b.
3. Securities issued by states        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   and political subdivisions         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   in the U.S.:                       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. General obligations ........... | 1676             0 | 1677             0 | 1678             0 | 1679             0 | 3.a.
   b. Revenue obligations ........... | 1681             0 | 1686             0 | 1690             0 | 1691             0 | 3.b.
   c. Industrial development          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      and similar obligations ....... | 1694             0 | 1695             0 | 1696             0 | 1697             0 | 3.c.
4. Mortgage-backed                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   securities (MBS):                  | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Pass-through securities:        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Guaranteed by               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          GNMA ...................... | 1598             0 | 1699             0 | 1701             0 | 1702             0 | 4.a.(1)
      (2) Issued by FNMA              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          and FHLMC ................. | 1703             0 | 1705             0 | 1706             0 | 1707             0 | 4.a.(2)
      (3) Other pass-through          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          securities................. | 1709             0 | 1710             0 | 1711             0 | 1713             0 | 4.a.(3)
   b. Other mortgage-backed           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities (include CMOs,       | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      REMICs, and stripped            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      MBS):                           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      (1) Issued or guaranteed        | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by FNMA, FHLMC,             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          or GNMA ................... | 1714             0 | 1715             0 | 1716             0 | 1717             0 | 4.b.(1)
      (2) Collateralized              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          by MBS issued or            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          guaranteed by FNMA,         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          FHLMC, or GNMA............. | 1718             0 | 1719             0 | 1731             0 | 1732             0 | 4.b.(2)
      (3) All other mortgage-         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
          backed securities.......... | 1733             0 | 1734             0 | 1735             0 | 1736             0 | 4.b.(3)
5. Other debt securities:             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Other domestic debt             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1737             0 | 1738             0 | 1739        66,882 | 1741        65,641 | 5.a.
   b. Foreign debt                    | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities .................... | 1742             0 | 1743             0 | 1744             0 | 1746             0 | 5.b.
6. Equity securities:                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   a. Investments in mutual           | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      funds and other equity          | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities with readily         | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      determinable fair values....... | ////////////////// | ////////////////// | A510             0 | A511             0 | 6.a.
   b. All other equity                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
      securities(1).................. | ////////////////// | ////////////////// | 1752         3,000 | 1753         3,000 | 6.b.
7. Total (sum of items 1              | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   through 6) (total of               | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   column A must equal                | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   Schedule RC, item 2.a)             | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   (total of column D must            | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   equal Schedule RC,                 | ////////////////// | ////////////////// | ////////////////// | ////////////////// |
   item 2.b)......................... | 1754             0 | 1771             0 | 1472        70,462 | 1773        70,220 | 7.
                                      -------------------------------------------------------------------------------------

_____________
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.b, column D.
(2) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  Bankers Trust Company of California, National Association   Call Date:   3/31/1999                  FFIEC 033
Address:              300 South Grand Avenue                                                                              Page RC-5
City, State   Zip:    Los Angeles, CA  90071                                                            Printed 09/17/1999 at 11:54
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-B--Continued

                                                                                                              -----------
                                                                                                              |   C212  | <-
                                                                                                   ----------- ---------
Memoranda                                                              Dollar Amounts in Thousands | RCON    Mil   Thou |
--------------------------------------------------------------------------------------------------- --------------------
1. Pledged securities(1) ......................................................................... | 0416           579 | M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):  | ////////////////// |
   a. Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political   | ////////////////// |
      subdivisions in the U.S.; other non-mortgage debt securities; and mortgage pass-through      | ////////////////// |
      securities other than those backed by closed-end first lien 1-4 family residential           | ////////////////// |
      mortgages with a remaining maturity or repricing frequency of:(3)(4)                         | ////////////////// |
      (1) Three months or less ................................................................... | A549           579 | M.2.a.(1)
      (2) Over three months through 12 months .................................................... | A550             0 | M.2.a.(2)
      (3) Over one year through three years ...................................................... | A551        14,982 | M.2.a.(3)
      (4) Over three years through five years .................................................... | A552        31,432 | M.2.a.(4)
      (5) Over five years through 15 years ....................................................... | A553        20,227 | M.2.a.(5)
      (6) Over 15 years .......................................................................... | A554             0 | M.2.a.(6)
   b. Mortgage pass-through securities backed by closed-end first lien 1-4 family residential      | ////////////////// |
      mortgages with a remaining maturity or repricing frequency of:(3)(5)                         | ////////////////// |
      (1) Three months or less ................................................................... | A555             0 | M.2.b.(1)
      (2) Over three months through 12 months .................................................... | A556             0 | M.2.b.(2)
      (3) Over one year through three years ...................................................... | A557             0 | M.2.b.(3)
      (4) Over three years through five years .................................................... | A558             0 | M.2.b.(4)
      (5) Over five years through 15 years ....................................................... | A559             0 | M.2.b.(5)
      (6) Over 15 years .......................................................................... | A560             0 | M.2.b.(6)
   c. Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS; exclude mortgage   | ////////////////// |
      pass-through securities) with an expected average life of:(6)                                | ////////////////// |
      (1) Three years or less .................................................................... | A561             0 | M.2.c.(1)
      (2) Over three years ....................................................................... | A562             0 | M.2.c.(2)
   d. Debt securities with a REMAINING MATURITY of one year or less                                | ////////////////// |
      (included in Memorandum items 2.a through 2.c above) ....................................... | A248           379 | M.2.d.
3.-6. Not applicable                                                                               | ////////////////// |
7. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or      | ////////////////// |
   trading securities during the calendar year-to-date (report the amortized cost at date of sale  | ////////////////// |
   or transfer)................................................................................... | 1778             0 | M.7.
8. Not applicable                                                                                  | ////////////////// |
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in           | ////////////////// |
   Schedule RC-B, items 2, 3, and 5):                                                              | ////////////////// |
   a. Amortized cost.............................................................................. | 8782             0 | M.9.a.
   b. Fair value.................................................................................. | 8783             0 | M.9.b.
                                                                                                   ----------------------

_____________
(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing frequency.
(4) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, sum of items 1, 2, 3, and 5, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien
    1-4 family residential mortgages included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 6, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

Legal Title of Bank:  Bankers Trust Company of California, National Association                   Call Date:  03/31/1999  FFIEC 033
Address:              300 South Grand Avenue                                                                              Page RC-6
City, State   Zip:    Los Angeles, CA  90071                                                          Printed 06/17/1999   at 11:34
FDIC Certificate No.: |2|5|7|3|2|
                      -----------

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule.  Report total loans and leases, net of unearned
income.  Exclude assets held for trading and commercial paper.                          ----------
                                                                                        |  C215  | <-
                                                                            ------------ --------
                                                Dollar Amounts in Thousands | RCON   Mil    Thou |
---------------------------------------------------------------------------- --------------------
 1. Loans secured by real estate:                                           | ////////////////// |
    a. Construction and land development .................................. | 1415             0 |  1.a.
    b. Secured by farmland (including farm residential and other            | ////////////////// |
       improvements) ...................................................... | 1420             0 |  1.b.
    c. Secured by 1-4 family residential properties:                        | ////////////////// |
       (1) Revolving, open-end loans secured by 1-4 family residential      | ////////////////// |
           properties and extended under lines of credit .................. | 1797             0 |  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:    | ////////////////// |
           (a) Secured by first liens ..................................... | 5367             0 |  1.c.(2)(a)
           (b) Secured by junior liens .................................... | 5368             0 |  1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties .......... | 1460             0 |  1.d.
    e. Secured by nonfarm nonresidential properties ....................... | 1480             0 |  1.e.
 2. Loans to depository institutions:                                       | ////////////////// |
    a. To commercial banks in the U.S.:                                     | ////////////////// |
       (1) To U.S. branches and agencies of foreign banks ................. | 1506             0 |  2.a.(1)
       (2) To other commercial banks in the U.S. .......................... | 1507             0 |  2.a.(2)
    b. To other depository institutions in the U.S. ....................... | 1517             0 |  2.b.
    c. To banks in foreign countries:                                       | ////////////////// |
       (1) To foreign branches of other U.S. banks ........................ | 1513             0 |  2.c.(1)
       (2) To other banks in foreign countries ............................ | 1516             0 |  2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers ... | 1590             0 |  3.
 4. Commercial and industrial loans:                                        | ////////////////// |
    a. To U.S. addressees (domicile) ...................................... | 1763             0 |  4.a.
    b. To non-U.S. addressees (domicile) .................................. | 1764             0 |  4.b.
 5. Acceptances of other banks .............................................| 1755             0 |  5.
 6. Loans to individuals for household, family, and other personal          | ////////////////// |
    expenditures (i.e., consumer loans) (includes purchased paper):         | ////////////////// |
    a. Credit cards and related plans (includes check credit and other      | ////////////////// |
       revolving credit plans) ............................................ | 2008             0 |  6.a.
    b. Other (includes single payment, installment, and all student loans). | 2011             0 |  6.b.
 7. Loans to foreign governments and official institutions (including       | ////////////////// |
    foreign central banks) ................................................ | 2081             0 |  7.
 8. Obligations (other than securities and leases) of states and political  | ////////////////// |
    subdivisions in the U.S. .............................................. | 2107             0 |  8.
 9. Other loans:                                                            | ////////////////// |
    a. Loans for purchasing or carrying securities (secured and unsecured). | 1545             0 |  9.a.
    b. All other loans (exclude consumer loans) ........................... | 1564             0 |  9.b.
10. Lease financing receivables (net of unearned income) .................. | 2165             0 | 10.
11. LESS: Any unearned income on loans reflected in items 1-9 above ....... | 2123             0 | 11.
12. Total loans and leases, net of unearned income (sum of items 1 through  | ////////////////// |
    10 minus item 11) (must equal Schedule RC, item 4.a)................... | 2122             0 | 12.
                                                                            ----------------------

Legal Title of Bank:  Bankers Trust Company of California, National Association                    Call Date:  03/31/1999  FFIEC 031
Address:              300 South Grand Avenue                                                                               Page RC-7
City, State   Zip:    Los Angeles, CA 90071                                                              Printed 03/17/1999 at 11:34
FDIC Certificate No.: 2|6|7|3|2|
                      -----------


Schedule RC-C--Continued

Part I. Continued

                                                                               --------------------
Memoranda                                        Dollar Amounts in Thousands  | RCON   Mil    Thou |
----------------------------------------------------------------------------- |------------------- |
                                                                              |                    |
                                                                              |                    |
 1. Not applicable                                                            |                    |
 2. Loans(1) and leases restructured and in compliance with modified terms    | ////////////////// |
    (included in Schedule RC-C, part I, above and not reported as past due    | ////////////////// |
    or nonaccrual in Schedule RC-N, Memorandum item 1):                       | ////////////////// |
    a. Real estate loans....................................................  | 1617             0 |  M.2.a.
    b. All other loans and all lease financing receivables (exclude loans to  | ////////////////// |
       individuals for household, family, and other personal expenditures)..  | 8691             0 |  M.2.b.
3. Maturity and repricing data for loans and leases (excluding those          | ////////////////// |
   in nonaccrual status):                                                     | ////////////////// |
    a. Closed-end loans secured by first liens on I-4 family residential      | ////////////////// |
       properties (reported in Schedule RC-C, part I, item l.c. (2)(a)) with  | ////////////////// |
       a remaining maturity or repricing frequency of: (2)(3)                 | ////////////////// |
       (1) Three months or less ............................................  | A564             0 |  M.3.a.(1)
       (2) Over three months through 12 months .............................  | A565             0 |  M.3.a.(2)
       (3) Over one year through three years ...............................  | A566             0 |  M.3.a.(3)
       (4) Over three years through five years .............................  | A567             0 |  M.3.a.(4)
       (5) Over five years through 15 years ................................  | A568             0 |  M.3.a.(5)
       (6) Over 15 years ...................................................  | A569             0 |  M.3.a.(6)
    b. All loans and leases (reported in Schedule RC-C, part I, items 1       | ////////////////// |
       through 10) EXCLUDING closed-end loans secured by first liens on 1-4   | ////////////////// |
       family residential properties (reported in Schedule RC-C. part I,      | ////////////////// |
       item 1.c. (2)(a)) with a remaining maturity or repricing frequency     | ////////////////// |
       of: (2)(4)                                                             | ////////////////// |
       (1) Three months or less ............................................  | A570             0 |  M.3.b.(1)
       (2) Over three months through 12 months .............................  | A571             0 |  M.3.b.(2)
       (3) Over one year through three years ...............................  | A572             0 |  M.3.b.(3)
       (4) Over three years through five years .............................  | A573             0 |  M.3.b.(4)
       (5) Over five years through 15 years ................................  | A574             0 |  M.3.b.(5)
       (6) Over 15 years ...................................................  | A575             0 |  M.3.b.(6)
                                                                              |                    |
    c. Loans and leases (reported in Schedule RC-C, part I, items 1 through   | ////////////////// |
       10) with a REMAINING MATURITY of one year or less ...................  | A247             0 |  M.3.c.
    d. Loans secured by nonfarm nonresidential properties (reported in        | ////////////////// |
       Schedule RC-C, part I, item 1.e) with a REMAINING MATURITY of over     | ////////////////// |
       five years ..........................................................  | A577             0 |  M.3.d.
    e. Commercial and industrial loans (reported in Schedule RC-C, part I,    | ////////////////// |
       item 4) with a REMAINING MATURITY of over three years ...............  | A578             0 |  M.3.e.
 4. Loans to finance commercial real estate, construction, and land           | ////////////////// |
    development activities (not secured by real estate) included in           | ////////////////// |
    Schedule RC-C, part I, items 4 and 9.b, page RC-6(5) ...................  | 2746             0 |  M.4.
 5. Loans and leases held for sale (included in Schedule RC-C, part I, above) | 5369             0 |  M.5.
 6. Adjustable rate closed-end loans secured by first liens on 1-4 family     | ////////////////// |
    residential properties (included in Schedule RC-C, part I, item           | ////////////////// |
    1.c.(2)(a), page RC-6) .................................................  | 5370             0 |  M.6.
                                                                                -------------------

_____________
(1) See Instructions for loan classifications used in Memorandum item 2.

(2) Report fixed rate loans and leases by remaining maturity and floating rate loans by repricing frequency.

(3) Sum of Memorandum items 3.a (2) through 3.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a).

(4) Sum of Memorandum items 3.a.(1) through 3.b.(6), plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 5, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties included in Schedule RC-N, Memorandum item 4.c.(2), column C, must equal total loans and leases from Schedule RC-C, part I, sum of items 1 through 10, minus total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.
    (2)(a).

(5) Exclude loans secured by real estate that are included in Schedule RC-C, part I, items 1.a through 1.e.

Legal Title of Bank:  Bankers Trust Company of California,                         Call Date:   03/31/1999  FFIEC 232
                      National Association                                                                  Page RC-5
Address:              300 South Grand Avenue                                              Printed 05/17/1999 at 11:58
City, State   Zip:    Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-E--Deposit Liabilities

                                                                                                                -----------
                                                                                                                |   C225   |  (-
                                                           ----------------------------------------------------- ----------
                                                          |                                           |  Nontransaction    |
                                                          |          Transaction  Accounts            |     Accounts       |
                                                          | ----------------------------------------- | --------------------
                                                          |     (Column A)         (Column B)         |   (Column C)       |
                                                          |  Total transaction     Memo: Total        |      Total         |
                                                          | accounts (including  demand deposits      | nontransaction     |
                                                          |    total demand       (included in        |    accounts        |
                                                          |      deposits)          column A)         |(including MMDAs)   |
                                                          | -------------------- -------------------- --------------------
                              Dollar Amounts in Thousands |    RCON Mil Thou       RCON Mil Thou      |   RCON Mil Thou    |
----------------------------------------------------------| -------------------- -------------------- --------------------
                                                          |                                           |                    |
Deposits of:                                              | //////////////////  //////////////////    | ////////////////// |
1. Individuals, partnerships, and corporations .......... | 2201             0  2240             0    | 2346             0 |  1.
2. U.S. Government ...................................... | 2202             0  2280             0    | 2520             0 |  2.
3. States and political subdivisions in the U.S. ........ | 2203             0  2290             0    | 2530             0 |  3.
4. Commercial banks in the U.S. ......................... | 2206             0  2310             0    | 2550             0 |  4.
5. Other depository institutions in the U.S. ............ | 2207             0  2312             0    | 2349             0 |  5.
6. Banks in foreign countries ........................... | 2213             0  2320             0    | 2236             0 |  6.
7. Foreign governments and official institutions          | //////////////////  //////////////////    | ////////////////// |
   (including foreign central banks) .................... | 2216             0  2300             0    | 2377             0 |  7.
8. Certified and official checks ........................ | 2330             0  2330             0    | ////////////////// |  8.
9. Total (sum of items 1 through 8) (sum of               | //////////////////  //////////////////    | ////////////////// |
   columns A and C must equal Schedule RC,                | //////////////////  //////////////////    | ////////////////// |
   item 13.a) ........................................... | 2215             0  2210             0    | 2385             0 |  9.
                                                           ----------------------------------------------------------------



                                                                                                    ----------------------
Memoranda                                                              Dollar Amounts in Thousands  |  RCON     Mil Thou |
--------------------------------------------------------------------------------------------------- | -------------------|
                                                                                                    |                    |
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):                    | ////////////////// |
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts ........................  | 6835             0 | M.1.a.
   b. Total brokered deposits ....................................................................  | 2365             0 | M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):                      | ////////////////// |
      (1) Issued in denominations of less than $100,000 ..........................................  | 2343             0 | M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than $100,000      | ////////////////// |
          and participated out by the broker in shares of $100,000 or less .......................  | 2344             0 | M.1.c.(2)
   d. Maturity data for brokered deposits:                                                          | ////////////////// |
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining          | ////////////////// |
          maturity of one year or less (included in Memorandum item 1.c.(1) above) ................ | A243             0 | M.1.d.(1)
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity   |                    |
          of one year or less (included in Memorandum item 1.b. above) ............................ | A244             0 | M.1.d.(2)
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.       | ////////////////// |
      reported in item 3 above which are secured or collateralized as required under state law)     | ////////////////// |
      (to be completed for the December report only) .............................................. | 5590           N/A | M.1.e.
 Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must          | ////////////////// |
   equal item 9, column C above):                                                                   | ////////////////// |
   a. Savings deposits:                                                                             | ////////////////// |
      (1) Money market deposit accounts (MMDAs) ..................................................  | 6810             0 | M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs) ................................................  | 0352             0 | M.2.a.(2)
   b. Total time deposits of less than $100,000 ..................................................  | 6648             0 | M.2.b.
   c. Total time deposits of $100,000  or more ...................................................  | 2604             0 | M.2.c.
8. All NOW accounts (included in column A above) .................................................  | 2398             0 | M.3.
9. Not applicable                                                                                   ----------------------

Legal Title of Bank:  Bankers Trust Company of California,                         Call Date:   03/31/1999  FFIEC 232
                      National Association                                                                  Page RC-5
Address:              300 South Grand Avenue                                              Printed 05/17/1999 at 11:58
City, State   Zip:    Los Angeles, CA 90017
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-E--Continued

Memoranda (Continued)

---------------------------------------------------------------------------------------------------------------------------
                                                                     Dollar Amounts in Thousands | RCON Mil Thou |
 ------------------------------------------------------------------------------------------------- ------------------------
Maturity and repricing data for time deposits of less than $100,000:                             |               |
  Time deposits of less than $100,000 with a remaining maturity or repricing                     | ///////////// |
  frequency of:(1)(2)                                                                            | ///////////// |
  (1) Three months or less ..................................................................... | A579        0 |  M.5.a.(1)
  (2) Over three months through 12 months ...................................................... | A580        0 |  M.5.a.(2)
  (3) Over one year through three years ........................................................ | A581        0 |  M.5.a.(3)
  (4) Over three years ......................................................................... | A582        0 |  M.5.a.(4)
  Time deposits of less than $100,000 with a REMAINING MATURITY of one year or less              | ///////////// |
  (included in Memorandum items 5.a.(1) through 5.a.(4) above) ................................. | A241        0 |  M.5.b.
Maturity and repricing data for time deposits of $100,000 or more:                               | ///////////// |
  Time deposits of $100,000 or more with a remaining maturity or repricing frequency of (2)(3)   | ///////////// |
  (1) Three months or less ..................................................................... | A584        0 |  M.6.a.(1)
  (2) Over three months through 12 months ...................................................... | A585        0 |  M.6.a.(2)
  (3) Over one year through three years ........................................................ | A586        0 |  M.6.a.(3)
  (4) Over three years ......................................................................... | A587        0 |  M.6.a.(4)
  Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in   | ///////////// |
  Memorandum items 6.a.(1) through 6.a.(4) above) .............................................. | A242        0 |  M.6.b.

_____________
 (1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by repricing frequency.
 (2) Sum of Memorandum items 5.a.(1) through 5.a.(4) must equal Schedule RC-E, Memorandum item 2.b above.
 (3) Sum of Memorandum items 6.a.(1) through 6.a.(4) must equal Schedule RC-E, Memorandum item 2.c above.

Legal Title of Bank:  Bankers Trust Company of California, N.A.                    Call Date:   03/31/1999  FFIEC 031
Address:              300 South Grand Avenue                                                               Page RC-10
City, State   Zip:    Los Angeles, CA 90071                                               Printed 05/17/1999 at 11:59
FDIC Certificate No.: |2|6|7|3|2|
                      -----------


Schedule RC-F--Other Assets

                                                                                                              ----------
                                                                                                              |  C230  | (-
                                                                                                  ------------ --------
                                                                      Dollar Amounts in Thousands | RCON   Mil    Thou |
-------------------------------------------------------------------------------------------------- --------------------
1. Income earned, not collected on loans ........................................................ | 2164             0 | 1.
2. Net deferred tax assets(1) ................................................................... | 2148           848 | 2.
3. Interest-only strips receivable (not in the form of a security)(2) on:                         | ////////////////// | 3.
   a. Mortgage loans ............................................................................ | A519             0 | 3.a.
   b. Other financial assets .................................................................... | A520             0 | 3.b.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | 2168         4,510 | 4.
      -------------                                                    -------------------------- |
   a. | TEXT 3549 | Accounts Receivable                                | RCON 3549 |       4,259  | ////////////////// | 4.a.
       ----------- ----------------------------------------------------                           | ////////////////// |
   b. | TEXT 3550 |                                                    | RCON 3550 |              | ////////////////// | 4.b.
       ----------- ----------------------------------------------------                           | ////////////////// |
   c. | TEXT 3551 |                                                    | RCON 3551 |              | ////////////////// | 4.c.
      ------------------------------------------------------------------------------------------- | ////////////////// |
                                                                                                  | ////////////////// |
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ........................... | 2160         5,358 | 5.
                                                                                                  ----------------------

                                                                                                   --------------------
Memorandum                                                            Dollar Amounts in Thousands | RCON    Mil   Thou |
-------------------------------------------------------------------------------------------------- --------------------
1. Deferred tax assets disallowed for regulatory capital purposes ............................... | 5610             0 | M.1.
                                                                                                  ----------------------


Schedule RC-G--Other Liabilities

                                                                                                              ----------
                                                                                                              |  C235  | (-
                                                                                                  ------------ --------
                                                                      Dollar Amounts in Thousands | RCON    Mil   Thou |
-------------------------------------------------------------------------------------------------- --------------------
1. a. Interest accrued and unpaid on deposits(3)................................................. | 3645             0 | 1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ................. | 3646         1,928 | 1.b.
2. Net deferred tax liabilities(1) .............................................................. | 3049             0 | 2.
3. Minority interest in consolidated subsidiaries ............................................... | 3000             0 | 3.
4. Other (itemize and describe amounts that exceed 25% of this item) ............................ | 2938         9,309 | 4.
      -------------                                                    -------------------------- |
   a. | TEXT 3552 | Intercompany Payable                               | RCON 3552 |       8,989  | ////////////////// | 4.a.
       ----------- ----------------------------------------------------                           | ////////////////// |
   b. | TEXT 3553 |                                                    | RCON 3553 |              | ////////////////// | 4.b.
       ----------- ----------------------------------------------------                           | ////////////////// |
   c. | TEXT 3554 |                                                    | RCON 3554 |              | ////////////////// | 4.c.
      -------------------------------------------------------------------------------------------
                                                                                                  ----------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ........................... | 2930        11,237 | 5.
                                                                                                  ----------------------

____________
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(3) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  Bankers Trust Company of California, National Association                   Call Date:  03/31/99  FFIEC 033
Address:              300 South Grand Avenue                                                                           Page RC-11
City, State   Zip:    Los Angeles, CA 90071                                                          Printed: 03/17/1999 at 11:33
FDIC Certificate No.: |2|6|7|3|2
                      ----------

Schedule RC-K--Quarterly Averages(1)

                                                                                                                  -----------
                                                                                                                  |  C255   | <--
                                                                                                     -------------|---------|
                                                                                                     |                      |
                                                                        Dollar Amounts in Thousands  | RCON         Mil Thou|
-----------------------------------------------------------------------------------------------------|----------------------|
ASSETS                                                                                               | /////////////////////|
 1. Interest-bearing balances due from depository institutions ..................................... | 3381           35,721|  1.
 2. U.S. Treasury securities and U.S. Government agency obligations(1)                               | /////////////////////|
    (including mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA)............. | 3382              584|  2.
 3. Securities issued by states and political subdivisions in the U.S.(2)........................... | 3383                0|  3.
 4. a. Other debt securities(3) (including mortgage-backed securities not issued or                  | /////////////////////|
       guaranteed by FNMA, FHLMC, or GNMA).......................................................... | 3647           67,615|  4.a.
    b. Equity securities(4) (including investments in mutual funds and Federal Reserve stock)....... | 3648            3,000|  4.b.
 5. Federal funds sold and securities purchased under agreements to resell.......................... | 3365                0|  5.
 6. Total loans(2):                                                                                  | /////////////////////|
    a. Real estate loans............................................................................ | 3286                0|  6.a.
    b. Installment loans............................................................................ | 3287                0|  6.b.
    c. Credit cards and related plans............................................................... | 3288                0|  6.c.
    d. Commercial (time and demand) and all other loans............................................. | 3289                0|  6.d.
 7. Trading assets.................................................................................. | 3401                0|  7.
 8. Lease financing receivables (net of unearned income)............................................ | 3484                0|  8.
 9. Total assets(5)................................................................................. | 3368          136,176|  9.
LIABILITIES                                                                                          | /////////////////////|
10. Interest-bearing transaction accounts (NOW accounts, ATS accounts, and telephone and             | /////////////////////|
    preauthorized transfer accounts) (exclude demand deposits)...................................... | 3485                0| 10.
11. Nontransaction accounts:                                                                         | /////////////////////|
    a. Money market deposit accounts (MMDAs)........................................................ | 3486                0| 11.a.
    b. Other savings deposits....................................................................... | 3487                0| 11.b.
    c. Time deposits of $100,000 or more............................................................ | A514                0| 11.c.
    d. Time deposits of less than $100,000.......................................................... | A529                0| 11.d.
12. Federal funds purchased and securities sold under agreements to repurchase...................... | 3353                0| 12.
13. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases).. | 3355                0| 13.
                                                                                                     -----------------------

Memorandum                                                                                            ------------ ---------
                                                                                                      |                    |
                                                                        Dollar Amounts in Thousands   | RCON     Mil Thou  |
----------------------------------------------------------------------------------------------------------------------------
                                                                                                      |////////////////////|
 1. To be completed by banks with loans to finance agricultural production and other loans            |////////////////////|
    to farmers (Schedule RC-C, part I, item 3) exceeding five percent of total loans.                 |////////////////////|
    Agricultural loans(2) included in items 6.a through 6.d above...................................  |3379             N/A|  M.1.
                                                                                                       ---------------------

_____________
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) See instructions for loan classifications used in this schedule.
(3) Quarterly averages for all debt securities should be based on amortized cost.
(4) Quarterly averages for all equity securities should be based on historical cost.
(5) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date:   03/31/1999  FFIEC 033
Address:              300 South Grand Avenue                                                                           Page RC-11
City, State   Zip:    Los Angeles, CA 90071                                                           Printed 05/17/1999 at 11:32
FDIC Certificate No.: |2|6|7|3|2|
                      -----------


Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                ----------
                                                                                                                |  C260  |  (-
                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCON  Bil Mil Thou |
---------------------------------------------------------------------------------------------------- --------------------
 1. Unused commitments:                                                                             | ////////////////// |
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home           | ////////////////// |
       equity lines ............................................................................... | 3814             0 |  1.a.
    b. Credit card lines .......................................................................... | 3815             0 |  1.b.
    c. Commercial real estate, construction, and land development:                                  | ////////////////// |
       (1) Commitments to fund loans secured by real estate ....................................... | 3816             0 |  1.c.(1)
       (2) Commitments to fund loans not secured by real estate ................................... | 6550             0 |  1.c.(2)
    d. Securities underwriting .................................................................... | 3817             0 |  1.d.
    e. Other unused commitments ................................................................... | 3818             0 |  1.e.
                                                                                                    ----------------------
                                                                                                    | RCON      Mil Thou |
                                                                                                    ----------------------
 2. Financial standby letters of credit ........................................................... | 3819             0 |  2.
                                                                         ---------------------------
    a. Amount of financial standby letters of credit conveyed to others  | RCON 3820 |            0 | ////////////////// |  2.a.
                                                                         ---------------------------
 3. Performance standby letters of credit ......................................................... | 3821             0 |  3.
    a. Amount of performance standby letters of credit conveyed to                                  | ////////////////// |
                                                                         ---------------------------
       others .......................................................... | RCON 3822 |            0 | ////////////////// |  3.a.
                                                                         ---------------------------
 4. Commercial and similar letters of credit ...................................................... | 3411             0 |  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by          | ////////////////// |
    the reporting bank ............................................................................ | 3428             0 |  5.
 6. Participations in acceptances (as described in the instructions) acquired by the reporting      | ////////////////// |
    (nonaccepting) bank ........................................................................... | 3429             0 |  6.
 7. Securities borrowed ........................................................................... | 3432             0 |  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified         | ////////////////// |
    against loss by the reporting bank) ........................................................... | 3433        99,281 |  8.
 9. Financial assets transferred with recourse that have been treated as sold                       | ////////////////// |
    for Call Report purposes:                                                                       | ////////////////// |
    a. First lien 1-to-4 family residential mortgage loans:                                         | ////////////////// |
       (1) Outstanding principal balance of mortgages transferred as of the report date ........... | A521             0 |  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date ................... | A522             0 |  9.a.(2)
    b. Other financial assets (excluding small business obligations reported in item 9.c):          | ////////////////// |
       (1) Outstanding principal balance of assets transferred as of the report date .............. | A523             0 |  9.b.(1)
       (2) Amount of recourse exposure on these assets as of the report date ...................... | A524             0 |  9.b.(2)
    c. Small business obligations transferred with recourse under Section 208 of the                | ////////////////// |
       Riegle Community Development and Regulatory Improvement Act of 1994:                         | ////////////////// |
       (1) Outstanding principal balance of small business obligations transferred as of the        | ////////////////// |
           report date ............................................................................ | A249             0 |  9.c.(1)
       (2) Amount of retained recourse on these obligations as of the report date ................. | A250             0 |  9.c.(2)
10. Notional amount of credit derivatives:                                                          | ////////////////// |
    a. Credit derivatives on which the reporting bank is the guarantor ............................ | A534             0 | 10.a.
    b. Credit derivatives on which the reporting bank is the beneficiary .......................... | A535             0 | 10.b.
11. Spot foreign exchange contracts ............................................................... | 8765             0 | 11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives) (itemize and    | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 3430             0 | 12.
      -------------                                                    ---------------------------
   a. | TEXT 3555 |                                                    | RCON 3555 |                | ////////////////// | 12.a.
       ----------- ----------------------------------------------------
   b. | TEXT 3556 |                                                    | RCON 3556 |                | ////////////////// | 12.b.
       ----------- ----------------------------------------------------
   c. | TEXT 3557 |                                                    | RCON 3557 |                | ////////////////// | 12.c.
      -----------------------------------------------------------------
   d. | TEXT 3558 |                                                    | RCON 3558 |                | ////////////////// | 12.d.
       ----------- ---------------------------------------------------- --------------------------------------------------

Legal Title of Bank:  Bankers Trust Company of California, National Association    Call Date:  03/31/99                  FFIEC 033
Address:              300 South Grand Avenue                                                                             Page RC-13
City, State   Zip:    Los Angeles, CA  90071                                                              Printed 05/17/99 at 11:33
FDIC Certificate No.: |2|6|7|3|2|
                      -----------


Schedule RC-L--Continued

                                                                                                    ------------ --------
                                                                        Dollar Amounts in Thousands | RCON      Mil Thou |
---------------------------------------------------------------------------------------------------- --------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and         | ////////////////// |
    describe each component of this item over 25% of Schedule RC, item 28, "Total equity capital")  | 5591             0 | 13.
      -------------                                                    ---------------------------    //////////////////
   a. | TEXT 5592 |                                                    | RCON 5592 |                | ////////////////// | 13.a.
       ----------- ----------------------------------------------------                               //////////////////
   b. | TEXT 5593 |                                                    | RCON 5593 |                | ////////////////// | 13.b.
       ----------- ----------------------------------------------------                               //////////////////
   c. | TEXT 5594 |                                                    | RCON 5594 |                | ////////////////// | 13.c.
      -----------------------------------------------------------------                               //////////////////
   d. | TEXT 5595 |                                                    | RCON 5595 |                | ////////////////// | 13.d.
       ----------- ------------------------------------------------------------------------------------------------------


                                                                                                             -------------
                                                                                                             |     C261  | <-
                                  ----------------------------------------------------------------------------------------
                                  |     (Column A)      |    (Column B)      |    (Column C)      |      (Column D)      |
      Dollar Amounts in Thousands |   Interest Rate     |  Foreign Exchange  | Equity Derivative  | Commodity and Other  |
----------------------------------|     Contracts       |     Contracts      |     Contracts      |      Contracts       |
   Off-balance Sheet Derivatives  ----------------------------------------------------------------------------------------
        Position Indicators       | RCON      Mil Thou  | RCON      Mil Thou | RCON      Mil Thou | RCON      Mil Thou   |
--------------------------------------------------------------------------------------------------------------------------
14. Gross amounts (e.g.,          |
    notional amounts) (for each   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    column, sum of items 14.a     | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    through 14.e must equal       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    sum of items 15, 16.a,        | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    and 16.b):                    | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    a. Futures contracts..........| 8693               0 | 8694             0 | 8695             0 | 8696              0 | 14.a.
    b. Forward contracts..........| 8697               0 | 8698             0 | 8699             0 | 8700              0 | 14.b.
    c. Exchange-traded option     | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       contracts:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Written options........| 8701               0 | 8702             0 | 8703             0 | 8704              0 | 14.c.(1)
       (2) Purchased options......| 8705               0 | 8706             0 | 8707             0 | 8708              0 | 14.c.(2)
    d. Over-the-counter option    | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       contracts:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Written options........| 8709               0 | 8710             0 | 8711             0 | 8712              0 | 14.d.(1)
       (2) Purchased options......| 8713               0 | 8714             0 | 8715             0 | 8716              0 | 14.d.(2)
    e. Swaps......................| 3450               0 | 3826             0 | 8719             0 | 8720              0 | 14.e.
15. Total gross notional amount   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    of derivative contracts       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    held for trading..............| A126               0 | A127             0 | 8723             0 | 8724              0 | 15.
16. Total gross notional amount   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    of derivative contracts       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    held for purposes other       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    than trading:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    a. Contracts marked           | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       to market .................| 8725               0 | 8726             0 | 8727             0 | 8728              0 | 16.a.
    b. Contracts not marked       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       to market .................| 8729               0 | 8730             0 | 8731             0 | 8732              0 | 16.b.
    c. Interest rate swaps where  | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       the bank has agreed to     | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       pay a fixed rate ..........| A539               0 | ////////////////// | ////////////////// | /////////////////// | 16.c.
17. Gross fair values of          | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    derivative contracts:         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
    a. Contracts held for         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       trading:                   | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Gross positive         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............| 8733               0 | 8734             0 | 8735             0 | 8736              0 | 17.a.(1)
       (2) Gross negative         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............| 8737               0 | 8738             0 | 8739             0 | 8740              0 | 17.a.(2)
    b. Contracts held for         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       purposes other than        | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       trading that are marked    | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       to market:                 | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Gross positive         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............| 8741               0 | 8742             0 | 8743             0 | 8744              0 | 17.b.(1)
       (2) Gross negative         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............| 8745               0 | 8746             0 | 8747             0 | 8748              0 | 17.b.(2)
    c. Contracts held for         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       purposes other than        | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       trading that are not       | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       marked to market:          | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
       (1) Gross positive         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............| 8749               0 | 8750             0 | 8751             0 | 8752              0 | 17.c.(1)
       (2) Gross negative         | //////////////////// | ////////////////// | ////////////////// | /////////////////// |
           fair value.............| 8753               0 | 8754             0 | 8755             0 | 8756              0 | 17.c.(2)
                                  ------------------------------------------------------------------------------------------


Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date:  03/31/1999    FFIEC 033
Address:              300 South Grand Avenue                                                                             Page RC-12
City, State   Zip:    Los Angeles, CA  90071                                                            Printed 05/17/1999 at 11:35
FDIC Certificate No.: |2|6|7|3|2|
                      -----------


Schedule RC-L--Continued

                                                                                                    ----------------------
Memoranda                                                               Dollar Amounts in Thousands | RCON      Mil Thou |
---------------------------------------------------------------------------------------------------- --------------------
 1.-2. Not applicable                                                                               | ////////////////// |
 3. Unused commitments with an original maturity exceeding one year that are reported in            | ////////////////// |
    Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments     | ////////////////// |
    that are fee paid or otherwise legally binding) ............................................... | 3833             0 | M.3.
    a. Participations in commitments with an original maturity                                      | ////////////////// |
                                                                         ---------------------------
       exceeding one year conveyed to others ........................... | RCON 3934 |            0 | ////////////////// | M.3.a.
                                                                         --------------------------- ---------------------

Schedule RC-M--Memoranda

                                                                                                                 ----------
                                                                                                                 |  C265  | <-
                                                                                                     ------------ --------
                                                                         Dollar Amounts in Thousands | RCON      Mil Thou |
----------------------------------------------------------------------------------------------------- --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal        | ////////////////// |
   shareholders, and their related interests as of the report date:                                  | ////////////////// |
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal   | ////////////////// |
      shareholders, and their related interests .................................................... | 6164             0 | 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all  | ////////////////// |
      extensions of credit by the reporting bank (including extensions of credit to                  | ////////////////// |
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number | ////////////////// |
                                                                          ---------------------------| ////////////////// |
      of total capital as defined for this purpose in agency regulations. | RCON 6165 |            0 | ////////////////// | 1.b.
                                                                          ---------------------------| ////////////////// |
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches         | ////////////////// |
   and agencies of foreign banks(1) (included in Schedule RC, item 3) .............................. | 3405             0 | 2.
3. Not applicable.                                                                                   | ////////////////// |
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others        | ////////////////// |
   (include both retained servicing and purchased servicing):                                        | ////////////////// |
   a. Mortgages serviced under a GNMA contract ..................................................... | 5500             0 | 4.a.
   b. Mortgages serviced under a FHLMC contract:                                                     | ////////////////// |
      (1) Serviced with recourse to servicer ....................................................... | 5501             0 | 4.b.(1)
      (2) Serviced without recourse to servicer .................................................... | 5502             0 | 4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                      | ////////////////// |
      (1) Serviced under a regular option contract ................................................. | 5503             0 | 4.c.(1)
      (2) Serviced under a special option contract ................................................. | 5504             0 | 4.c.(2)
   d. Mortgages serviced under other servicing contracts ........................................... | 5505             0 | 4.d.
5. Not applicable                                                                                    | ////////////////// |
6. Intangible assets:                                                                                | ////////////////// |
   a. Mortgage servicing assets .................................................................... | 3164             0 | 6.a.
                                                                          ---------------------------| ////////////////// |
      (1) Estimated fair value of mortgage servicing assets...............| RCON A590 |            0 | ////////////////// | 6.a.(1)
                                                                          ---------------------------| ////////////////// |
   b. Other identifiable intangible assets:                                                          | ////////////////// |
      (1) Purchased credit card relationships and nonmortgage servicing assets...................... | 8026        13,418 | 6.b.(1)
      (2) All other identifiable intangible assets ................................................. | 5507             0 | 6.b.(2)
   c. Goodwill ..................................................................................... | 3163         3,115 | 6.c.
   d. Total (sum of items 6.a, 6.b.(1), 6.b.(2), and 6.c) (must equal Schedule RC, item 10) ........ | 2143        16,533 | 6.d.
   e. Amount of intangible assets (included in Item 6.b.(2) above) that have been grandfathered      | ////////////////// |
      or are otherwise qualifying for regulatory capital purposes .................................. | 6442             0 | 6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated to redeem        | ////////////////// |
   the debt ........................................................................................ | 3295             0 | 7.
                                                                                                     ----------------------

_____________
(1) Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date:   03/31/1999    FFIEC 033
Address:              300 South Grand Avenue                                                                             Page RC-13
City, State   Zip:    Los Angeles, CA 90071                                                             Printed 05/17/1999 at 11:54
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-M--Continued


                                                                                            --------------------------
                                                             Dollar Amounts in Thousands   | RCON       Mil Thou     |
------------------------------------------------------------------------------------------- --------------------------
 8. a. Other real estate owned:                                                            | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ........................| 5372                  0 |  8.a.(1)
       (2) All other real estate owned:                                                    | /////////////////////// |
           (a) Construction and land development...........................................| 5508                  0 |  8.a.(2)(a)
           (b) Farmland....................................................................| 5509                  0 |  8.a.(2)(b)
           (c) 1-4 family residential properties...........................................| 5510                  0 |  8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties..............................| 5511                  0 |  8.a.(2)(d)
           (e) Nonfarm nonresidential properties...........................................| 5512                  0 |  8.a.(2)(e)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC, item 7) ......| 2150                  0 |  8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:                | /////////////////////// |
       (1) Direct and indirect investments in real estate ventures ........................| 5374                  0 |  8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated companies ..| 5375                  0 |  8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC, item 9) ......| 2130                  0 |  8.b.(3)
 9. Noncumulative perpetual preferred stock and related surplus included in Schedule RC,   | /////////////////////// |
    item 23, "Perpetual preferred stock and related surplus" ..............................| 3778                  0 |  9.
10. Mutual fund and annuity sales during the quarter (include proprietary, private label,  |///////////////////////  |
    and third party products):                                                             |                         |
    a. Money market funds .................................................................| 6441                  0 | 10.a.
    b. Equity securities funds ............................................................| 8427                  0 | 10.b.
    c. Debt securities funds ..............................................................| 8428                  0 | 10.c.
    d. Other mutual funds .................................................................| 8429                  0 | 10.d.
    e. Annuities ..........................................................................| 8430                  0 | 10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a through     | /////////////////////// |
       10.e above) ........................................................................| 8784                  0 | 10.f.
11. Net unamortized realized deferred gains (losses) on off-balance sheet derivative       | /////////////////////// |
    contracts included in assets and liabilities reported in Schedule RC...................| A525                  0 | 11.
12. Amount of assets netted against nondeposit liabilities on the balance sheet            | /////////////////////// |
    (Schedule RC) in accordance with generally accepted accounting principles(1)...........| A526                  0 | 12.
13. Outstanding principal balance of loans other than 1-4 family residential mortgage      | /////////////////////// |
    loans that are serviced for others (to be completed if this balance is more than       | /////////////////////// |
    $10 million and exceeds ten percent of total assets)...................................| A591                  0 | 13.
                                                                                           ---------------------------

---------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                               |
|                                                                                                  ----------------------       |
| Memorandum                                                       Dollar Amounts in Thousands     |  RCON     Mil Thou |       |
|--------------------------------------------------------------------------------------------- ----------------------------     |
|                                                                                                                               |
| 1. Reciprocal holdings of banking organizations' capital instruments                             | ////////////////// |       |
|    (to be completed for the December report only)...........................................     | 3836           N/A |  M.1. |
|                                                                                                  ----------------------       |
---------------------------------------------------------------------------------------------------------------------------------

------------------------

(1) Exclude netted on-balance sheet amounts associated with off-balance sheet derivative contracts, deferred tax assets netted against deferred tax liabilities, and assets netted in accounting for pensions.

Legal Title of Bank:  Bankers Trust Company Of California, N.A.                                      Call Date:   3/31/99  FFIEC 133
Address:              300 South Grand Avenue                                                                              Page RC-16
City, State   Zip:    Los Angeles, CA 90071                                                              Printed 05/17/1999 at 11:53
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-N--Past Due and Nonaccrual Loans(1), Leases, and Other Assets

The FFIEC regards the information reported in
all of Memorandum item 1, in items 1 through 7,
column A, and in Memorandum items 2 through 4,                                                              ----------
column A, as confidential.                                                                                  |  C270  |    (-
                                                      ------------------------------------------------------------------
                                                      |      (Column A)      |    (Column B)      |    (Column C)      |
                                                      |      Past due        |    Past due 90     |    Nonaccrual      |
                                                      |     30 through 89    |    days or more    |                    |
                                                      |     days and still   |     and still      |                    |
                                                      |       accruing       |     accruing       |                    |
                                                      ------------------------------------------------------------------
                          Dollar Amounts in Thousands | RCON    Mil     Thou | RCON   Mil    Thou | RCON   Mil    Thou |
-----------------------------------------------------------------------------------------------------------------------
 1. Real estate Loans ............................... | 1210               0 | 1211             0 | 1212             0 |  1.
 2. Installment Loans ............................... | 1214               0 | 1215             0 | 1216             0 |  2.
 3. Credit cards and related plans .................. | 1218               0 | 1219             0 | 1220             0 |  3.
 4. Commercial (time and demand) and all other loans. | 1222               0 | 1223             0 | 1224             0 |  4.
 5. Lease financing receivables ..................... | 1226               0 | 1227             0 | 1228             0 |  5.
 6. Debt securities and other assets (exclude other   | //////////////////// | ////////////////// | ////////////////// |
    real estate owned and other repossessed assets).. | 3505               0 | 3506             0 | 3507             0 |  6.
                                                      ------------------------------------------------------------------

================================================================================

Amounts reported in items 1 through 5 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 7 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 5.

                                                      -----------------------------------------------------------------
                                                      | RCON   Mil    Thou  | RCON   Mil    Thou | RCON   Mil    Thou |
                                                                                                                      |
 7. Loans and leases reported in items 1              |---------------------------------------------------------------|
    through 5 above which are wholly or partially     | /////////////////// | ////////////////// | ////////////////// |
    guaranteed by the U.S. Government ............... | 5612              0 | 5613             0 | 5614             0 |  7.
    a. Guaranteed portion of loans and leases         | /////////////////// | ////////////////// | ////////////////// |
       included in item 7 above ..................... | 5615              0 | 5616             0 | 5617             0 |  7.a.
                                                      -----------------------------------------------------------------


                                                                                                            ----------
                                                                                                            |  C273  | (-
Memoranda                                                                                                   |        |
                                                      -------------------- --------------------- ---------------------
                          Dollar Amounts in Thousands | RCON      Mil Thou | RCON      Mil Thou | RCON      Mil Thou |
------------------------------------------------------ -------------------- -------------------- ---------------------
                                                                                                                     |
 1. Restructured loans and leases included in         | ////////////////// | ////////////////// | ////////////////// |
    Schedule RC-N, items 1 through 5, above           | ////////////////// | ////////////////// | ////////////////// |
    (and not reported in Schedule RC-C, part I,       | ////////////////// | ////////////////// | ////////////////// |
    Memorandum item 2)............................... | 1658             0 | 1659             0 | 1661             0 | M.1.
 2. To be completed by banks with loans to finance    | ////////////////// | ////////////////// | ////////////////// |
    agricultural production and other loans to        | ////////////////// | ////////////////// | ////////////////// |
    farmers (Schedule RC-C, part I, item 3)           | ////////////////// | ////////////////// | ////////////////// |
    exceeding five percent of total loans:            | ////////////////// | ////////////////// | ////////////////// |
    Agricultural loans included in Schedule RC-N,     | ////////////////// | ////////////////// | ////////////////// |
    items 1 through 4, above ........................ | 1230           N/A | 1231           N/A | 1232           N/A | M.2.
 3. Loans to finance commercial real estate,          | ////////////////// | ////////////////// | ////////////////// |
    construction, and land development activities     | ////////////////// | ////////////////// | ////////////////// |
    (not secured by real estate) included in Schedule | ////////////////// | ////////////////// | ////////////////// |
    RC-N, items 2 through 4, above .................. | 5421             0 | 5422             0 | 5423             0 | M.3.
 4. Real estate loans (sum of Memorandum items 4.a    | ////////////////// | ////////////////// | ////////////////// |
    through 4.e must equal Schedule RC-N, item 1,     | ////////////////// | ////////////////// | ////////////////// |
    above)........................................... | ////////////////// | ////////////////// | ////////////////// |
    a. Construction and land development ............ | 5424             0 | 5425             0 | 5426             0 | M.4.a.
    b. Secured by farmland .......................... | 5427             0 | 5428             0 | 5429             0 | M.4.b.
    c. Secured by 1-4 family residential properties:  | ////////////////// | ////////////////// | ////////////////// |
       (1) Revolving, open-end loans secured by       | ////////////////// | ////////////////// | ////////////////// |
           1-4 family residential properties and      | ////////////////// | ////////////////// | ////////////////// |
           extended under lines of credit ........... | 5430             0 | 5431             0 | 5432             0 | M.4.c.(1)
       (2) All other loans secured by 1-4 family      | ////////////////// | ////////////////// | ////////////////// |
           residential properties ................... | 5433               | 5434             0 | 5435             0 | M.4.c.(2)
    d. Secured by multifamily (5 or more)             | ////////////////// | ////////////////// | ////////////////// |
       residential properties ....................... | 5436             0 | 5437             0 | 5438             0 | M.4.d.
    e. Secured by nonfarm nonresidential properties . | 5439             0 | 5440             0 | 5441             0 | M.4.e.
                                                      ----------------------------------------------------------------

----------
(1) See instructions for loan classifications used in this schedule.

Legal Title of Bank:  Bankers Trust Company Of California, National Association               Call Date:   03/31/1999 FFIEC 033
Address:              300 South Grand Avenue                                                                              Page RC-17
City, State   Zip:    Los Angeles, CA 90071                                                             Printed 05/17/1999 at 11:59
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-O--Other Data for Deposit Insurance and FICO Assessments
__________

                                                                                                               ----------
                                                                                                               |  C275  | (-
                                                                                                   ---------------------
                                                                      Dollar Amounts in Thousands  | RCON   Mil    Thou |
--------------------------------------------------------------------------------------------------- --------------------
 1. Unposted debits (see instructions):                                                            | ////////////////// |
    a. Actual amount of all unposted debits ...................................................... | 0030           N/A |  1.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted debits:                                                         | ////////////////// |
       (1) Actual amount of unposted debits to demand deposits ................................... | 0031             0 |  1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ...................... | 0032             0 |  1.b.(2)
 2. Unposted credits (see instructions):                                                           | ////////////////// |
    a. Actual amount of all unposted credits ..................................................... | 3510           N/A |  2.a.
       OR                                                                                          | ////////////////// |
    b. Separate amount of unposted credits:                                                        | ////////////////// |
       (1) Actual amount of unposted credits to demand deposits .................................. | 3512             0 |  2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) ..................... | 3514             0 |  2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included in total       | ////////////////// |
    deposits) .................................................................................... | 3520             0 |  3.
 4. Deposits of consolidated subsidiaries (not included in total deposits):                        | ////////////////// |
    a. Demand deposits of consolidated subsidiaries .............................................. | 2211             0 |  4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries ................................. | 2351             0 |  4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries ...................... | 5514             0 |  4.c.
 5. Not applicable                                                                                 | ////////////////// |
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on       | ////////////////// |
    behalf of its respondent depository institutions that are also reflected as deposit liabilities| ////////////////// |
    of the reporting bank:                                                                         | ////////////////// |
    a. Amount reflected in demand deposits (included in Schedule RC-E, item 4 or 5, column B) .... | 2314             0 |  6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, item 4 or 5,   | ////////////////// |
       column A or C, but not column B) .......................................................... | 2315             0 |  6.b.
 7. Unamortized premiums and discounts on time and savings deposits:(1),(2)                        | ////////////////// |
    a. Unamortized premiums ...................................................................... | 5516             0 |  7.a.
    b. Unamortized discounts ..................................................................... | 5517             0 |  7.b.
 8. To be completed by banks with "Oakar deposits."                                                | ////////////////// |
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter:     | ////////////////// |
       (1) Total deposits purchased or acquired from other FDIC-insured institutions during        | ////////////////// |
           the quarter ........................................................................... | A531           N/A |  8.a.(1)
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to | ////////////////// |
           a secondary fund (i.e., BIF members report deposits attributable to SAIF; SAIF          | ////////////////// |
           members report deposits attributable to BIF) .......................................... | A532           N/A |  8.a.(2)
    b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter .. | A533           N/A |  8.b.
                                                                                                   ----------------------

______________
(1) For FDIC insurance and FICO assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.
(2) Exclude core deposit intangibles.

-------------------------------------------------------------------------------------------------------------------------------
|                                                                                                                    |  C277  | (-
|Person to whom questions about the Reports of Condition and Income should be directed:                             ----------|
|                                                                                                                             |
|Foy B. Hester, Vice President                                                        (212) 250-4902                          |
|----------------------------------------------------------------------------      -------------------------------------------|
|Name and Title (TEXT 8901)                                                        Telephone: Area code/phone number/extension|
|                                                                                  (TEXT 8902)                                |
|                                                                                                                             |
|Even though Call Reports must be filed electronically,                                                                       |
|send my bank a sample set of paper Call Report forms                                                                         |
|for the next quarter:   Yes (X) (RCON 9117)                                         (212) 669-0720                           |
|                                                                                   ------------------------------------------|
|                                                                                   FAX: Area code/phone number               |
|                                                                                   (TEXT 9116)                               |
-------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  Bankers Trust Company of California, National Association                Call Date:   03/31/1999  FFIEC 033
Address:              300 South Grand Avenue                                                                           Page RC-19
City, State   Zip:    Los Angeles, CA 90071                                                              Printed 05/17/1999 11:54
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-O--Continued

                                                                                                   ---------------------
                                                                     Dollar Amounts in Thousands | RCON    Mil    Thou  |
------------------------------------------------------------------------------------------------   --------------------
9.  Deposits in lifeline accounts............................................................... |  5596 ////////////// |  9.
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total          |  /////////////////// |
    deposits) .................................................................................. |  8432              0 | 10.
11. Adjustments to demand deposits reported in Schedule RC-E for certain reciprocal demand       |  /////////////////// |
    balances:                                                                                    |  /////////////////// |
    a.    Amount by which demand deposits would be reduced if the reporting bank's reciprocal    |  /////////////////// |
          demand balances with the domestic offices of U.S. banks and savings associations       |  /////////////////// |
          and insured branches in Puerto Rico and U.S. territories and possessions that were     |  /////////////////// |
          reported on a gross basis in Schedule RC-E had been reported on a net basis........... |  9785              0 | 11.a.
    b.    Amount by which demand deposits would be increased if the reporting bank's reciprocal  |  /////////////////// |
          demand balances with foreign banks and foreign offices of other U.S. banks (other than |  /////////////////// |
          insured branches in Puerto Rico and U.S. territories and possessions) that were        |  /////////////////// |
          reported on a net basis in Schedule RC-E had been reported on a gross basis........... |  A181              0 | 11.b.
    c.    Amount by which demand deposits would be reduced if cash items in process of           |  /////////////////// |
          collection were included in the calculation of the reporting bank's net reciprocal     |  /////////////////// |
          demand balances with the domestic offices of U.S. banks and savings associations       |  /////////////////// |
          and insured branches in Puerto Rico and U.S. territories and possessions in            |  /////////////////// |
          Schedule RC-E......................................................................... |  A182              0 | 11.c.
12. Amount of assets netted against deposit liabilities on the balance sheet (Schedule RC)       |  /////////////////// |
    in accordance with generally accepted accounting principles (exclude amounts related to      |  /////////////////// |
    reciprocal demand balances):                                                                 |  /////////////////// |
    a.    Amount of assets netted against demand deposits....................................... |  A527              0 | 12.a.
    b.    Amount of assets netted against time and savings deposits............................. |  A528              0 | 12.b.
                                                                                                  -----------------------

Memoranda (to be completed each quarter except as noted)

                                                                                                   ---------------------
                                                                    Dollar Amounts in Thousands  | RCON    Mil    Thou   |
------------------------------------------------------------------------------------------------   --------------------
                                                                                                 |                       |
1. Total deposits of the bank (sum of Memorandum items 1.a. (1) and 1.b.(1) must equal           |  ///////////////////  |
   Schedule RC, item 13.a.):                                                                     |  ///////////////////  |
    a.    Deposit accounts of $100,000 or less:                                                  |  ///////////////////  |
          (1) Amount of deposit accounts of $100,000 or less.................................... |  2702              0  | M.1.a.(1)
          (2) Number of deposit accounts of $100,000 or less (to be completed             Number |  ///////////////////  |
                                                                          ----------------------
              for the June report only).................................. | RCON 3773 |      N/A |  ///////////////////  | M.1.a.(2)
    (b)   Deposit accounts of more than $100,000:                         ---------------------- |  ///////////////////  |
          (1) Amount of deposit accounts of more than $100,000.................................. |  2710              0  | M.1.b.(1)
                                                                                          Number |  ///////////////////  |
                                                                          ---------------------- |
          (2) Number of deposit accounts of more than $100,000........... | RCON 2722  |       0 |  ///////////////////  | M.1.b.(2)
                                                                          ------------------------------------------------
2.  Estimated amount of uninsured deposits of the bank:
    (a) An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
        above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at the right whether your bank has a method or                    Yes       No
        procedure for determining a better estimate of uninsured deposits than the estimate      -------------------------
        described above........................................................................  |  6861 |      |   x    | M.2.a.
                                                                                                 -------------------------
    (b) If the box marked YES has been checked, report the estimate of uninsured deposits        |   RCON     Mil Thou   |
                                                                                                 -------------------------
        determined by using your bank's method or procedure....................................  |   5597          N/A   | M.2.b.
                                                                                                 -------------------------
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial
    Report? If so, report the legal title and FDIC Certificate Number of the parent bank or
    parent savings association:                                                                         FDIC Cert No.
     ----------                                                                                  -------------------------
    | TEXT A545 | N/A                                                                            |   RCON A545 | N/A     | M.3.
--------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank: Bankers Trust Company of California, National Association       Call Date:  03/31/1999  FFIEC 033
Address:              300 South Grand Avenue                                                               Page RC-13
City, State   Zip:    Los Angeles, CA 90071                                               Printed 05/17/1999 at 11:34
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-R--Regulatory Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1998, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                             ------------
                                                                                                             |   C280   | (-
1. Test for determining the extent to which Schedule RC-R must be completed.  To be completed           -----------------
   only by banks with total assets of less than $1 billion.  Indicate in the appropriate                | YES        NO |
   box at the right whether the bank has total capital greater than or equal to eight       ---------------------------
   percent of adjusted total assets ...................................................... | RCON 6056 |  X  |////|    | 1.
                                                                                            ----------------------------
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below.  If the box marked
   NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

-------------------------------------------------------------
Note: All banks are required to complete items 2 and 3 below.
      See optional worksheet for items 3.a through 3.f.
-------------------------------------------------------------

                                                                                                   ---------------------
                                                                      Dollar Amounts in Thousands  | RCON      Mil Thou |
--------------------------------------------------------------------------------------------------- --------------------
2. Portion of qualifying limited-life capital instruments (original                                | ////////////////// |
   weighted average maturity of at least five years) that is includible in                         | ////////////////// |
   Tier 2 capital:                                                                                 | ////////////////// |
   a. Subordinated debt (1) and intermediate term preferred stock .................................| A515             0 | 2.a.
   b. Other limited-life capital instruments ......................................................| A516             0 | 2.b.
3. Amounts used in calculating regulatory capital ratios (report amounts determined by the         | ////////////////// |
   bank for its own internal regulatory capital analyses consistent with applicable capital        | ////////////////// |
   standards):                                                                                     | ////////////////// |
   a. (1) Tier 1 capital ..........................................................................| 8274       121,992 | 3.a.(1)
      (2) Tier 2 capital ..........................................................................| 8275             0 | 3.a.(2)
      (3) Not applicable                                                                           | ////////////////// |
   b. Total risk-based capital.....................................................................| 3792       121,992 | 3.b.
   c. Excess allowance for loan and lease losses (amount that exceeds 1.25% of gross               | ////////////////// |
      risk-weighted assets) .......................................................................| A222             0 | 3.c.
   d. (1) Net risk-weighted assets (gross risk-weighted assets less excess allowance reported      | ////////////////// |
          in item 3.c above and all other deductions) .............................................| A223       115,501 | 3.d.(1)
      (2) Not applicable                                                                           | ////////////////// |
   e. Maximum contractual dollar amount of recourse exposure in low level recourse transactions    | ////////////////// |
      (to be completed only if the bank uses the "direct reduction method" to report these         | ////////////////// |
      transactions in Schedule RC-R) ..............................................................| 1727             0 | 3.e.
   f. "Average total assets" (quarterly average reported in Schedule RC-K, item 9, less all assets | ////////////////// |
      deducted from Tier 1 capital) (2)........................................................... | A224       131,719 | 3.f.
                                                                                                   ----------------------

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
Items 4-9 and Memoranda items 1 and 2 are to be completed                     |       Assets       |   Credit Equiv-    |
by banks that answered NO to item 1 above and                                 |      Recorded      |    alent Amount    |
by banks with total assets of $1 billion or more.                             |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(3)   |
                                                                               -------------------- --------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned   | RCON      Mil Thou | RCON      Mil Thou |
   to the Zero percent risk category:                                          -------------------- --------------------
                                                                              | ////////////////// | ////////////////// |
   a. Assets recorded on the balance sheet: ................................. | 5163         3,752 | ////////////////// | 4.a.
   b. Credit equivalent amount of off-balance sheet items ................... | ////////////////// | 3796             0 | 4.b.
                                                                              -------------------------------------------

______________
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not deduct excess allowance for loan and lease losses.
(3) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  Bankers Trust Company Of California, National Association                     Call Date:  03/31/99   FFIEC 033
Address:              300 South Grand Avenue                                                                              Page RC-24
City, State   Zip:    Los Angeles, CA 90071                                                             Printed 03/17/1999 at 11:22
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

Schedule RC-R--Continued

                                                                              -------------------------------------------
                                                                              |     (Column A)     |     (Column B)     |
                                                                              |       Assets       |   Credit Equiv-    |
                                                                              |      Recorded      |    alent Amount    |
                                                                              |       on the       |   of Off-Balance   |
                                                                              |   Balance Sheet    |   Sheet Items(1)   |
                                                                              |-------------------- --------------------|
                                                  Dollar Amounts in Thousands | RCON      Mil Thou | RCON      Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
5.  Assets and credit equivalent amounts of off-balance sheet items           | ////////////////// | ////////////////// |
    assigned to the 10 percent risk category:                                 | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet...................................| 5165        42,397 | ////////////////// | 5.a.
    b. Credit equivalent amount of off-balance sheet items ...................| ////////////////// | 3801        99,281 | 5.b.
6.  Assets and credit equivalent amounts of off-balance sheet items           | ////////////////// | ////////////////// |
    assigned to the 50 percent risk category:                                 | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet ................................. | 3802             0 | ////////////////// | 6.a.
    b. Credit equivalent amount of off-balance sheet items .................. | ////////////////// | 3803             0 | 6.b.
7.  Assets and credit equivalent amounts of off-balance sheet items           | ////////////////// | ////////////////// |
    assigned to the 100 percent risk category:                                | ////////////////// | ////////////////// |
    a. Assets recorded on the balance sheet ................................. | 3804        87,165 | ////////////////// | 7.a.
    b. Credit equivalent amount of off-balance sheet items .................. | ////////////////// | 3805             0 | 7.b.
8.  On-balance sheet asset values excluded from and deducted in the           | ////////////////// | ////////////////// |
    calculation of the risk-based capital ratio(2) .......................... | 3806         4,215 | ////////////////// | 8.
9.  Total assets recorded on the balance sheet (sum of                        | ////////////////// | ////////////////// |
    items 4.a, 5.a, 6.a, 7.a, and 8, column A)(must equal Schedule RC,        | ////////////////// | ////////////////// |
    item 12 plus items 4.b and 4.c) ......................................... | 3807       137,529 | ////////////////// | 9.
                                                                              -------------------------------------------

Memoranda
                                                                                                   ----------------------
                                                                       Dollar Amounts in Thousands | RCON      Mil Thou |
------------------------------------------------------------------------------ -------------------- --------------------
1. Percent credit exposure across all off-balance sheet derivative contracts covered by the        | ////////////////// |
   risk-based capital standards .................................................................  | 8764             0 | M.1
                                                                                                   ----------------------



                                           -----------------------------------------------------------------------------
                                           |                     With a remaining maturity of                          |
                                           -----------------------------------------------------------------------------
                                           |       (Column A)       |      (Column B)         |       (Column C)       |
                                           |    One year or less    |     Over one year       |     Over five years    |
 2. National principal amounts of          |                        |   through five years    |                        |
    off-balance sheet derivative           -----------------------------------------------------------------------------
    contracts:(3)                          | RCON          Mil Thou | RCON           Mil Thou | RCON          Mil Thou |
                                           -----------------------------------------------------------------------------
                                                                                                                       |
    a. Interest rate contracts ........... | 3809                 0 | 8766                  0 | 8767                 0 | M.2.a.
    b. Foreign exchange contracts ........ | 3812                 0 | 8769                  0 | 8770                 0 | M.2.b.
    c. Gold contracts .................... | 8771                 0 | 8772                  0 | 8773                 0 | M.2.c.
    d. Other precious metals contracts ... | 8774                 0 | 8775                  0 | 8776                 0 | M.2.d.
    e. Other commodity contracts ......... | 8777                 0 | 8778                  0 | 8779                 0 | M.2.e.
    f. Equity derivative contracts ....... | A000                 0 | A001                  0 | A002                 0 | M.2.f.
                                           -----------------------------------------------------------------------------

--------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale debt securities in item 8 and report the amortized cost of these debt securities in items 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables not included in the calculation of credit equivalent amounts of off-balance sheet derivatives as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  Bankers Trust Company of California, National Association                  Call Date:  03/31/99  FFIEC 033
Address:              300 South Grand Avenue                                                                          Page RC-21
City, State   Zip:    Los Angeles, CA 90071                                                          Printed 04/29/1999 at 10:15
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                   at close of business on March 31, 1999

Bankers Trust Company of California, National Association          Los Angeles                         California
_______________________________________________________________    __________________________________, ___________________________
Legal Title of Bank                                                City                                State
The  management of  the  reporting bank may, if it wishes, sub-    the  truncated  statement will  appear  as the bank's statement
mit a  brief narrative  statement  on  the amounts  reported in    both  on  agency  computerized  records  and  in  computer-file
the  Reports of Condition  and Income.  This optional statement    releases to the public.
will be made  available to the public,  along with the publicly
available data in  the Reports of  Condition and Income, in re-    All information  furnished by  the bank in the narrative state-
sponse to any  request for  individual bank  report data.  How-    ment  must be  accurate and  not misleading.   Appropriate  ef-
ever, the information  reported  in  column  A  and  in all  of    forts shall  be taken  by the  submitting bank  to  ensure  the
Memorandum item 1 of  Schedule RC-N is regarded as confidential    statement's  accuracy.  The  statement must  be signed,  in the
and  will  not  be  released to  the public.  BANKS CHOOSING TO    space  provided below,  by a  senior officer  of the  bank  who
SUBMIT  THE   NARRATIVE  STATEMENT   SHOULD  ENSURE   THAT  THE    thereby attests to its accuracy.
STATEMENT   DOES   NOT   CONTAIN    THE     NAMES    OR   OTHER
IDENTIFICATIONS    OF   INDIVIDUAL  BANK CUSTOMERS,  REFERENCES    If, subsequent  to the original  submission,  material  changes
TO   THE   AMOUNTS  REPORTED  IN  THE  CONFIDENTIAL   ITEMS  IN    are  submitted for  the data  reported in the Reports of Condi-
SCHEDULE RC-N,  OR  ANY    OTHER  INFORMATION  THAT  THEY   ARE    tion  and Income,  the existing  narrative  statement  will  be
NOT   WILLING   TO    HAVE    MADE    PUBLIC   OR   THAT  WOULD    deleted  from the files, and from  disclosure; the bank, at its
COMPROMISE  THE  PRIVACY   OF  THEIR CUSTOMERS.  Banks choosing    option, may replace  it with a  statement, under signature, ap-
not to make a statement may check  the "No comment"  box  below    propriate to the amended data.
and should make no entries of  any kind  in the space  provided
for the narrative statement;  i.e., DO NOT enter in  this space    The   optional  narrative  statement   will  appear  in  agency
such phrases as "No   statement,"   "Not  applicable,"   "N/A,"    records and  in release  to the public exactly as submitted (or
"No comment," and "None."                                          amended  as  described  in  the  preceding  paragraph)  by  the management  of the  bank  (except for  the truncation of state-
                                                                   ments  exceeding  the  750-character  limit  described  above).
                                                                   THE   STATEMENT   WILL  NOT   BE  EDITED  OR  SCREENED  IN  ANY
The  optional  statement  must  be entered  on this sheet.  The    WAY   BY    THE    SUPERVISORY    AGENCIES   FOR   ACCURACY  OR
statement  should not  exceed 100  words.  Further,  regardless    RELEVANCE.   DISCLOSURE  OF    THE    STATEMENT    SHALL    NOT
of the  number of  words, the  statement  must not  exceed  750    SIGNIFY    THAT   ANY    FEDERAL    SUPERVISORY    AGENCY   HAS
characters,  including  punctuation,  indentation, and standard    VERIFIED   OR   CONFIRMED   THE  ACCURACY  OF  THE  INFORMATION
spacing   between  words  and  sentences.   If  any  submission    CONTAINED   THEREIN.    A   STATEMENT   TO  THIS   EFFECT  WILL
should  exceed 750 characters, as defined, it will be truncated    APPEAR  ON  ANY  PUBLIC  RELEASE  OF  THE   OPTIONAL  STATEMENT
at  750  characters  with no  notice to the submitting bank and    SUBMITTED   BY   THE   MANAGEMENT   OF   THE   REPORTING  BANK.
---------------------------------------------------------------------------------------------------------------------------------
No comment |X|  (RCON 6979)                                                                                  | C271 | C272 |  <-
           ---                                                                                               -------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)


                                                    /s/ Foy B. Hester                               4/29/99
                                                    ---------------------------------------------   --------------------------------
                                                    Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:  Bankers Trust Company of California, National Association      Call Date: 03/31/1999
Address:              300 South Grand Avenue
City, State   Zip:    Los Angeles, CA 90071
FDIC Certificate No.: |2|6|7|3|2|
                      -----------

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS
----------------------------------------------------------------------------------------------------------------------------------
                 NAME AND ADDRESS OF BANK                      |                 OMB No. For  OCC:  1557-0081
                                                               |                 OMB No. For FDIC:  3064-0052
                                                               |            OMB No. For Federal Reserve: 7100-0036
                                                               |                  Expiration Date:   3/31/2001
                                                               |
                                                               |                        SPECIAL REPORT
                                                               |                (Dollar Amounts in Thousands)
                                                               |
                                                                ------------------------------------------------------------------
                                                               | CLOSE OF BUSINESS  | FDIC Certificate Number  |             |
                                                               | DATE               |                          |    C-700    | <-
                                                               |      03/31/1999    |    |2|6|7|3|2|           |             |
----------------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
----------------------------------------------------------------------------------------------------------------------------------
The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert
"none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)
See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the
definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
----------------------------------------------------------------------------------------------------------------------------------

                                                                                                  ----------------------------
a. Number of loans made to executive officers since the previous Call Report date .............. | RCON 3561 |             0    a.
                                                                                                  ----------------------------
b. Total dollar amount of above loans (in thousands of dollars) ................................ | RCON 3562 |             0    b.
                                                                                                 -----------------------------
c. Range of interest charged on above loans                            -------------------------------------------------------
   (example: 9 3/4% = 9.75) .......................................... | RCON 7701 |   0.00  | %  to | RCON 7702 |   0.00  | %  c.
                                                                       -------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                                      | DATE (Month, Day, Year)
                                                                                              |
                                                                                              |
                                                                                              |
/s/ Foy B. Hester                                                                            |     4/29/99
----------------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (3-98)

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